As filed with the Securities and Exchange Commission on 09/06/07.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 750, Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 915-6566

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1. Report to Stockholders.

Guinness Atkinson Funds
Semi-Annual Report

June 30, 2007

TABLE OF CONTENTS

3	Letter to Shareholders

7	Alternative Energy Fund

14	Asia Focus Fund

21	Asia Pacific Dividend Fund

28	China & Hong Kong Fund

33	Global Energy Fund

39	Global Innovators Fund

45	Statements of Assets and Liabilities

47	Statements of Operations

49	Statements of Changes in Net Assets

51	Financial Highlights

57	Notes to Financial Statements

67	Privacy Notice

71	Guinness Atkinson Funds Information

  August 13, 2007

Dear Guinness Atkinson Funds Shareholders,

Welcome to the many new shareholders that have joined the Guinness Atkinson Funds in recent months. We normally lead these letters with discussion of the Funds' performance, which we'll get to in a moment, but we've had so many new investors join us recently that we're compelled to offer a welcome.

It wasn't too long ago that people would ask us about our seemingly disparate range of funds. Asia, China, energy and a global innovation fund? What kind of fund line-up is that? We're getting fewer questions these days as more people are starting to figure out that our funds deal with some of the key transformative issues of the 21st century. (Further, many are coming to understand how these themes are interrelated.) Of course it is helpful that the themes that surround our funds are getting daily news attention.

We've had the occasion in the last few weeks to speak with a number of shareholders, some of which have been in the Funds for over 10 years. It is exciting to hear from our shareholders, both new and old, as they share their views on our various funds and what brought them to Guinness Atkinson. Clearly at the end of the day investors care about their return. That is understood. However, many of our investors cite additional reasons for joining our fund family. A case in point is a large subset of investors in the Alternative Energy Fund. We've heard from many shareholders in this Fund that they are interested in encouraging the shift to alternative energy in an effort to promote a greener planet. Many of our investors in the China & Hong Kong Fund express an interest in being a part of China's historical shift from agrarian economy to economic juggernaut. These are just two examples; other investors in these and other Guinness Atkinson Funds have expressed a variety of reasons for investing.

Whether you've been with us for 10 plus years or you're a newer Guinness Atkinson shareholder we salute your decision to invest in the themes that we feel will be transforming our planet this century and beyond.

As to our performance over the first six months of 2007, we're afraid we're starting to sound like Chicken Little. Again. In the last several letters to shareholders we have diligently reminded investors that past performance is not indicative of future results while lamenting that returns going forward cannot match recent history. Happily, we have been proven wrong once again. For the Guinness Atkinson Funds the first six months of 2007 were, in a word, fantastic. The table below provides return details for each of the Guinness Atkinson Funds for periods ending June 30, 2007. Following that you'll find the Morningstar ratings for each of the Funds which have a track record of three or more years.

Finally, before we present the performance table, we will again caution shareholders that we regard all of these Funds as long-term investments and remind you that past performance is not indicative of future results. Put another way, we hope you won't get too excited about the recent past performance but rather look ahead at the long-term prospect for these Funds based on your view of the future of Asia, China, energy, alternative energy, and the exciting pace of change in the New Economy.

As usual, you'll find investment management commentary for each of the Funds preceding the financial results for each of the Funds which follow this letter.

Sincerely,

Timothy Guinness  James Atkinson

Performance Results as of June 30, 2007

Fund (inception date)	YTD	1-year	3-year	5-year	10-year	From Inception
Alternative Energy Fund (March 31, 2006)	31.12%	34.65%				15.96%
Asia Focus Fund (April 29, 1996)	26.63%	55.23%	34.84%	26.45%	2.80%	5.23%
Asia Pacific Dividend Fund (March 31, 2006)	19.41%	42.52%				24.92%
China & Hong Kong Fund (June 30, 1994)	27.34%	58.82%	30.37%	25.24%	7.91%	10.49%
Global Energy Fund (June 30, 2004)	19.97%	16.21%	38.13%			38.13%
Global Innovators Fund (December 15, 1998)	16.46%	31.12%	18.51%	16.42%		7.02%

Periods of greater than one year are average annualized returns; one year or less are actual returns. All returns are for the periods ending June 30, 2007.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data to the most recent month end may be obtained by visiting www.gafunds.com.

The Funds impose a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The gross and, if applicable, net expenses (after expense reimbursement) ratios, as stated in the most recent prospectus (April 30, 2007) for the Funds are as follows: Alternative Energy Fund 2.60% gross, 1.98% net; Asia Focus Fund 1.84%; Asia Pacific Dividend Fund 17.86% gross, 1.98% net; China & Hong Kong Fund 1.59%; Global Energy Fund 1.38% gross, 1.45% net; Global Innovators Fund 1.64% gross, 1.55% net. Each of the Funds has an expense cap in place and the advisor is contractually obligated to cap the total expenses at least through June 30, 2008.

Morningstar Ratings as of June 30, 2007

Fund	Category	Overall	3-year	5-year	10-year
Alternative Energy Fund	Specialty-Natural Res	N/A	N/A	N/A	N/A
Asia Focus Fund	Pacific/Asia ex-Japan Stk	2** (90 funds)	3*** (90 funds)	3*** (76 funds)	1* (41 funds)
Asia Pacific Dividend Fund	Pacific/Asia ex-Japan Stk	N/A	N/A	N/A	N/A
China & Hong Kong Fund	Pacific/Asia ex-Japan Stk	3*** (90 funds)	2** (90 funds)	3*** (76 funds)	3*** (41 funds)
Global Energy Fund	Specialty-Natural Res	4**** (123 funds)	4**** (123 funds)	N/A	N/A
Global Innovators Fund	Large Growth	5***** (1,426 funds)	5***** (1,426 funds)	5***** (1,151 funds)	N/A

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

©2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2007 to June 30, 2007.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

Beginning Account Value	Ending Account Value (01/01/07)	Expenses Paid During Period* (01/01/07 to (06/30/07)	Expense Ratio During Period* (01/01/07 to 06/30/07)	06/30/07)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,311.20	$9.79	1.71%
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.33	$8.54	1.71%
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,266.30	$10.02	1.78%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.95	$8.91	1.78%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$1,194.10	$10.77	1.98%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,273.40	$8.47	1.50%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.51	1.50%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,199.70	$7.91	1.45%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,164.60	$7.79	1.45%†
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.26	1.45%†

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

ALTERNATIVE ENERGY FUND for the period ended June 30, 2007

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (actual)	1 Year (actual)	Since Inception 31 March 2006
Fund	31.12%	34.65%	15.96%
Benchmark Index:
Wilderhill New Energy Global Innovation Index (NEX)	31.64%	47.39%	31.86%
Wilderhill Clean Energy Index (ECO)	19.39%	8.28%	-2.84%

The gross expense ratio is 2.60% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Funds' ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee. If it had, returns would be lower. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

Performance for the first half of 2007 has been strong and we are up 31.12% year to date. We are in line with the Wilderhill New Energy Global Innovation Index and continued to outperform the Wilderhill Clean Energy Index.

2.  Activity

In the Biofuels sector we completed our move out of ethanol stocks by selling our remaining small positions in Green Plains Renewable Energy, GTL Resources and Renova. We replaced this exposure with an investment in Brasil Ecodiesel.

The main drive over the first half has been to increase solar and wind exposure. To that end we have taken additional positions in Conergy, Solon, REC, E-Ton Solar, Motech Industries and China Sunergy and have increased our exposure to existing solar holdings. We have taken profit in Solar Millenium and Evergreen Solar. To increase wind exposure we bought stakes in EDF Energies Nouvelle, Acciona, Babcock and Brown Wind Partners, although we have taken profit in Nordex and benefited from the takeout of Repower.

We have made progress in increasing our exposure to geothermal energy by buying PNOC Development (a Philippine geothermal company) and Contact Energy (a New Zealand utility with significant geothermal and wind assets). We also bought half a unit in WFI, a Canadian firm that makes ground source heat pumps.

To increase our Hydro and Brazilian exposure we bought a position in CPFL Energia.

We exited our position in Climate Exchange and Ballard Power and have reduced our Fuelcells holdings.

A focus for the year has been to ensure that we remain liquid in the holdings of the Fund and with less than 10% invested in companies below $100 million market capitalization we feel comfortable that we can maintain a good liquidity profile for the Fund.

ALTERNATIVE ENERGY FUND

3.  Portfolio Position

Sector	% of Assets
Solar	28.32%
Wind	14.41%
Hydro	14.03%
Efficiency	11.12%
Fuelcell	6.53%
Biofuel	8.50%
Geothermal	7.09%
Biomass Energy	5.01%
Wave/tidal	0.22%
Cash	4.77%
100.00%
Region	% of Assets
Europe	44.23%
North America	24.63%
Asia	11.56%
Australia/NZ	8.62%
Latin America	6.19%
Cash	4.77%
100.0%

Mkt Cap ($ M)	Positions	% of Assets
>1000	22	52.85%
500-1000	7	10.70%
250-500	7	11.26%
100-250	13	13.01%
50-100	6	6.25%
<50	8	1.16%
Cash		4.77%
Total	63	100.00%

Position size	Positions	% of Assets
Full	13	41.61%
Half	33	50.84%
Research	17	2.78%
Cash		4.77%
Total	63	100.00%

The Sector, Geographic, Market Capitalization and Unit weightings of the portfolio of June 30 are shown above.

4.  Investment Approach

In managing the Alternative Energy Fund we normally only invest in companies with a Market Capitalization of at least $100 million (increased from $50 million) and where 50% of their value is derived from Alternative Energy. We see Solar, Hydro, Wind and Geothermal as core sectors each offering different opportunities but attractive in its own way. We also invest in Biofuels, Fuelcells, Efficiency, Wave/Tidal, Biomass Energy and Energy Storage.

The Solar industry is entering a particularly exciting stage where cost reductions over the next 5-10 years are expected to see "Grid Parity" achieved. There are interesting investments across the whole value chain, and we believe that once unsubsidised "Grid Parity" becomes achievable there will be significant growth in the sector. The main bottleneck at the moment is silicon, where there is limited plant available to refine the abundant raw silicon into silicon pure enough to be used in photovoltaic cells. This has lead to improvements in silicon usage and thinfilm solar cell development. There are however still huge cost savings to achieve from improved component technology and design and from moving to industrial scale manufacturing facilities.

The Wind industry is the most mature of the four. Wind power generating costs are now competitive with fossil fuel generation. In 2006, total installed capacity increased by 25% globally, generating some €18 billion (US$23 billion) worth of new generating equipment and bringing global wind power capacity up to more than 74GW. While the EU is still the leading market in wind energy with over 48GW of installed capacity, other continents such as North America and Asia are developing at a tremendous pace. It is now over 1% of global electricity capacity and has the opportunity to grow its share to 5-10%. It offers manufacturing companies in it 10-20 years of good growth and utility companies that build/acquire generating capacity a prospect of growing returns if energy prices trend higher over time.

Hydro is the oldest alternative energy and we believe that existing hydro plant operators will benefit from higher electricity prices, long asset lives and improved turbine efficiencies.

Similarly Geothermal offers high upfront cost but low operating cost power with zero emissions and with minimal resource depletion. However, there is still scope for technology improvements and design cost reductions to bring geothermal into the energy mainstream.

Biofuels offering potentially carbon neutral and more secure supplies of transportation fuels is being championed by governments. This will clearly play a part in improving the world's energy balance, but we have concerns as investors that refining projects are susceptible to increases in feedstock prices. We believe that the winners in the nearer term will be agriculture and machinery providers.

Fuelcells are an area we follow carefully, but think that commercial scale is still some way away. Interesting developments are being made in specific niches such as forklift truck engines, home CHP, small power stations and smallscale fuelcells for electrical appliances. The major breakthrough in fuelcells may come if we make any progress towards a "hydrogen economy" where fuelcells have significant advantages.

We continue to believe that Alternative Energy will have a major part to play in meeting the rising demand for energy but warn investors that investing in Alternative Energy should be seen as a long-term investment.

Tim Guinness
Edward Guinness
Matthew Page    July 31, 2007

ALTERNATIVE ENERGY FUND

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy an conservation.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

FUND HIGHLIGHTS at June 30, 2007 (Unaudited)
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	63
Portfolio Turnover:	15.8%
% of Stocks in Top 10:	31.6%
Fund Managers:
Timothy W.N. Guinness
Edward Guinness
Matthew Page

Top 10 Holdings (% of net assets)		Sector Breakdown (% of Investments)
PNOC Energy Development Corporation	3.2%	Solar	33.3%
Renewable Energy Corporation AS	3.2%	Hydro	14.7%
Q-Cells AG	3.2%	Biofuel	13.9%
Suntech Power Holdings Co., Ltd. - ADR	3.2%	Wind	13.3%
Ormat Technologies, Inc.	3.2%	Geothermal	9.0%
Solarworld AG	3.2%	Fuelcell	6.9%
Gamesa Corporation Tecnologica SA	3.1%	Hybrid	4.2%
Vestas Wind Systems A/S	3.1%	Other	2.7%
Conergy AG	3.1%	Efficiency	1.5%
Iberdrola SA	3.1%	Palmoil	0.2%
		Storage	0.2%
		Warrants	0.1%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2007 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 92.7%	Value
Biofuel: 12.8%
734,040	Agri Energy Ltd.*	$202,254
843,987	Alkane Energy PLC*	322,014
2,754,737	Babcock & Brown Environmental Investments, Ltd.*	1,751,600
355,070	Biopetrol Industries AG*	3,234,352
255,000	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA*	1,622,006
181,032	Environmental Power Corporation*	1,620,236
25,000	Futurefuel Corporation*	195,250
3,196,737	Natural Fuel, Ltd.*	1,558,362
1,075,187	Novera Energy, PLC*	1,608,517
728,792	Renewable Power & Light PLC*	1,646,423
		13,761,014
Efficiency: 1.4%
94,848	Echelon Corporation*	1,482,474
Fuelcell: 6.3%
238,366	Ceres Power Holdings PLC*	1,388,122
90,756	CMR Furel Cells PLC*	187,714
208,488	FuelCell Energy, Inc.*	1,651,225
1,325,280	Hydrogenics Corporation*	1,709,611
111,519	Mechanical Technology, Inc.*	140,514
140,964	Polyfuel, Inc.*	105,443
1,035,352	Quantum Fuel Systems Technologies Worldwide, Inc.*	1,615,149
		6,797,778
Geothermal: 8.4%
312,328	Geodynamics Ltd*	504,428
89,719	Ormat Technologies, Inc.	3,380,612
28,451,000	PNOC Energy Development Corporation	3,447,114
66,000	WFI Industries, Ltd.	1,612,370
		8,944,524
Hybrid: 3.9%
344,865	Azure Dynamics Corporation*	216,855
103,969	Fuel Systems Solutions, Inc.*	1,723,806
215,265	Railpower Technologies Corporation*	86,874
769,746	Westport Innovations, Inc.*	2,181,730
		4,209,265
Hydro: 13.6%
113,287	Boralex, Inc. - Class A*	1,623,550
150,542	Cia Energetica de Minas Gerais - ADR*	3,176,436
232,000	Contact Energy, Ltd.	1,611,428
26,800	CPFL Energia SA - ADR	1,627,564
58,109	Iberdrola SA	3,266,357
63,620	Verbund - Oesterreichische Elektrizitaetswirtschafts AG	3,261,834
		14,567,169

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 92.7% Continued	Value
Other: 2.5%
75,318	AgCert International*	$60,498
146,000	Applied Intellectual Capital*	835,570
14,663	Ocean Power Technologies, Inc.*	226,725
533,550	Trading Emissions PLC*	1,529,454
		2,652,247
Palmoil: 0.2%
1,005,100	Carotech Bhd	209,608
Solar: 30.9%
743,987	Carmanah Technologies Corporation*	1,738,646
122,800	China Sunergy Co., Ltd.*	1,682,360
41,610	Conergy AG	3,266,510
26,020	EDF Energies Nouvelles SA	1,709,837
96,000	E-Ton Solar Tech Co., Ltd.	1,598,046
27,680	MEMC Electronic Materials, Inc.*	1,691,802
120,000	Motech Industie*	1,620,000
39,150	Q-Cells AG*	3,401,398
88,290	Renewable Energy Corporation AS*	3,443,564
238,799	SAG Solarstrom AG*	1,144,180
58,378	Solar-Fabrik AG*	1,596,095
1,537,380	Solartron PCL	142,556
72,854	Solarworld AG	3,372,390
26,178	Solon AG Fuer Solartechnik*	1,631,640
93,111	Suntech Power Holdings Co., Ltd. - ADR*	3,395,758
157,559	Xantrex Technology, Inc.*	1,599,989
		33,034,771
Storage: 0.2%
488,561	VRB Power Systems, Inc.*	194,874
Wind: 12.4%
5,920	Acciona SA	1,620,973
1,015,543	Babcock & Brown Wind Partner	1,678,906
93,877	Clipper Windpower PLC*	1,581,636
90,982	Gamesa Corporation Tecnologica SA	3,324,892
50,647	Theolia SA*	1,736,390
49,815	Vestas Wind Systems A/S*	3,297,837
		13,240,634
	Total Common Stocks (cost $89,707,837)	99,094,358
Warrants: 0.1%
25,000	Futurefuel Corporation*	69,375
39,041	Geodynamics, Ltd.*	24,162
53,750	Railpower Technologies*	7,441
		100,978
	Total Warrants (cost $48,523)	100,978
	Total Investments in Securities (cost $89,756,360): 92.7%	99,195,336
	Other Assets less Liabilities: 7.3%	7,856,704
	Net Assets: 100.0%	$107,051,040

*  Non-income producing security.

ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended June 30, 2007

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (actual)	1 Year (actual)	3 Years	5 Years	10 Years
Fund	26.63%	55.23%	34.84%	26.45%	2.80%
Benchmark Index:
MSCI AC Far East Free Ex Japan	16.87%	43.71%	30.43%	22.23%	4.38%
S&P 500	6.96%	20.57%	11.68%	10.69%	7.12%

The gross expense ratio is 1.84% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Funds' ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If it had, returns would be lower.

Asian stock markets have had a good first half of 2007 with the bulk of gains made in the second quarter. Export manufacturing in Asia has remained strong and was an important regional driver as it has been for most of the past ten years after the Asian crisis. However, we believe that more money is being attracted into the region amidst signs of renewed domestic strength. In the years following the financial crisis in 1998 and the bursting of the technology bubble in 2001 domestic investment in Asia all but ceased at both government and company level. The policy response by most countries was to keep currencies cheap and rely on exports to grow and hope that this would eventually feed into domestic sectors.

It has been a long haul but in the last couple of years there has been evidence of rising property prices and increased construction activity. In the past year this process has accelerated and we can point to increased asset prices across the region from Hong Kong and Singapore, to Malaysia, Indonesia and the Philippines. Furthermore, in the past six months we have seen solid plans to increase government spending in Singapore to develop extensive new leisure facilities in Sentosa Island; in Malaysia to improve infrastructure including railway double tracking as well as road and water supply projects; in Indonesia spending on electricity generation and transmission, telecommunications and roads is expected to be increased four times from 2005 levels by 2010. Similar programs are also underway in Hong Kong, Korea and of course, China.

This area of economic growth that has, until now, been largely absent or at least very subdued, in Asia outside China is one of the factors that lead us to believe that growth in company profits will be supported and the region will become less exposed to fluctuations in demand from its trading partners in future. This renewed domestic activity comes against a backdrop of stable government finances, low inflation and ample credit which should help to sustain these programs for some years. At the same time there has been an improvement in company profitability that is not solely due to better margins and lively demand. Companies are in aggregate operating more efficiently making their equipment work harder, employing less capital and generating higher returns on investment as a consequence. The reduction in capital expenditure and concentration on cash generation has been manifested in rising dividend payments to shareholders and returns to shareholders of excess capital.

The combination of more efficient companies and resurgent domestic economies are factors that have drawn more investment into Asia and has driven stock market performance, in our opinion. At the individual stock market level China, Korea, Malaysia, the Philippines and Singapore all generated returns of 20% or more in the past six months. Indonesia has been a relative laggard after a strong year in 2006 but has still risen by more than 10% over the period. Thailand has been an interesting market given the political uncertainties following the coup in 2006 that toppled the then Prime Minister and an ill-judged effort to deal with a rising currency through imposition of capital controls. This has left Thailand the cheapest market in Asia and for a while kept investors on the sidelines. However, many investors have recently come to regard the risks as acceptable as a path toward resolution has become clearer and at the same time company profits have held up and dividend expectations have continued to be met.

There has also been movement amongst Asian currencies. We alluded earlier to Asian governments' policy of keeping currencies cheap against the Dollar to support the export sector as the region hauled itself out of a very severe cyclical downturn after 1998. This policy has clearly changed in the past eighteen months. The decision by China in 2005 to discard its currency peg has attracted the most press but Malaysia did the same thing one day later. Since then the Malaysian Ringgit has strengthened by some 8% against the dollar. After 2006 when most Asian currencies rose between 7% and 9% against the Dollar the past six months have been a little more subdued but have still risen between 1-3%

2.  Portfolio Position

Geographically, the portfolio has an overweight position in China, Hong Kong, Indonesia, Malaysia and Thailand relative to the benchmark. It is underweight compared to the benchmark in Korea, the Philippines, Singapore and Taiwan. On a sector basis the portfolio is overweight in industrial companies, telecommunications, materials and energy. It is neutrally weighted in technology, although within that the bulk of the exposure is in consumer electronics and components, and is heavily underweight financials.

In possibly more helpful terms, the portfolio has benefited from Chinese growth and renewed construction activity through exposure to steel companies, oil companies, metals, ship builders and shipping lines in the region as well as through holdings in industrial companies such as machinery makers in China. Our rising consumer story has been addressed through telecommunications, especially mobile phone companies in China, Indonesia, Malaysia and Singapore (the last giving extra regional exposure).

3.  Outlook

From a fundamental perspective Asian economies appear to be in a sound position. Foreign exchange reserves are adequate and in some cases substantial; government finances are stable based on improved tax collection, rising asset prices and improved corporate profitability; and the banks are generally under-lent and rising asset values are increasing collateral values which in turn addresses lingering non-performing assets. Around the region we are seeing a renewed surge in domestic investment either underway or planned.

These developments should help to underpin Asian investment over the medium term as leaner, more efficient companies generate higher returns on invested capital so justifying higher valuation multiples. The increased domestically generated economic activity should also help to sustain earnings' growth and render it less dependent on the global economic cycle. However, it will take time for the effects of all this investment to feed through to the underlying economies (the multiplier effect) and in the meantime Asia is still dependent on export earnings and thus is exposed to the global economic cycle.

Assuming an absence of exogenous shocks we are looking for positive earnings momentum to be maintained in Asia. The technology sector looks likely to turn more positive based on the effects of new computer processor platforms, digital home products, network infrastructure spending in emerging markets and the seasonal inventory building for the back-to-school and end-of-year holiday seasons. These should help Korean, Singaporean and Taiwanese exporters. Rising incomes and consumer confidence are also likely to provide a boost most obviously in the real estate and service sectors.

The strength we have seen in stocks so far this year makes us somewhat cautious on valuations. Most particularly this means that we are looking more carefully at how much of a stock's forecast valuation is based on future projects and how much is on existing project cash flows. At the same time it also seems sensible to steer towards those stocks with solid operating cash flows.

Edmund Harriss    August 2, 2007

ASIA FOCUS FUND

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

The MSCI AC Far East Free Ex Japan Index is a market-capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard& Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

FUND HIGHLIGHTS at June 30, 2007 (Unaudited)
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	47
Portfolio Turnover:	20.0%
% of Stocks in Top 10:	31.9%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
Digi.Com Bhd	3.7%	Korea Zinc Co., Ltd.	3.1%
Hyundai Mipo Dockyard	3.5%	Yanzhou Coal Mining Co., Ltd.	3.1%
China Mobile, Ltd.	3.2%	China Shipping Development Co., Ltd.	3.1%
Esprit Holdings, Ltd.	3.2%	POSCO	3.0%
Dongfang Electrical Machinery Co., Ltd.	3.2%	IOI Corporation Bhd	2.8%
Country Breakdown (% of net assets)
China	22.5%	Malaysia	8.7%
Taiwan	18.7%	Thailand	6.5%
South Korea	18.1%	Indonesia	4.7%
Hong Kong	17.2%	Singapore	3.6%
Sector Breakdown (% of Investments)
Telecommuication Services	11.9%	Real Estate Operation/Development	2.6%
Electronic Components	10.2%	Building & Construction	2.4%
Steel-Producers	8.1%	Entertainment	2.1%
Oil & Gas	6.3%	Networking Products	2.0%
Metal Processors & Fabrication	5.2%	Auto-Cars/Light Trucks	2.0%
Non-Ferrous Metals	5.1%	Tobacco	1.9%
Transportation	5.0%	Diversified Financial Services	1.8%
Semiconductors	4.9%	Circuit Boards	1.7%
Oil Exploration & Production	4.3%	Commerical Banks Non-US	1.4%
Computers	3.7%	Chemicals	1.3%
Shipbuilding	3.5%	Electric-Generation	1.2%
Distribution/Wholesale	3.2%	Machinery-General Industry	0.9%
Coal	3.1%	Textile-Products	0.8%
Agricultural Operations	2.8%	Food	0.6%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2007 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 100.0%	Value
China: 22.5%
804,000	Angang Steel Co., Ltd.	$1,653,407
790,000	China Shipping Development Co., Ltd.	1,826,683
336,000	Dongfang Electrical Machinery Co., Ltd.	1,860,651
510,000	Guangzhou R&F Properties Co., Ltd.	1,562,116
207,000	Haitian International Holdings, Ltd.*	158,575
998,000	Jiangxi Coper Co., Ltd.	1,677,118
1,088,000	PetroChina Co., Ltd.	1,602,947
1,450,000	Shenzhen Expressway Co., Ltd.	1,127,481
1,196,800	Yanzhou Coal Mining Co., Ltd.	1,827,526
		13,296,504
Hong Kong: 17.2%
470,000	Chen Hsong Holdings	390,705
176,000	China Mobile, Ltd.	1,889,605
1,342,000	CNOOC, Ltd.	1,520,631
1,752,000	CNPC Hong Kong, Ltd.	988,122
2,524,000	Denway Motors, Ltd.	1,194,342
146,840	Esprit Holdings, Ltd.	1,862,918
46,837	HSBC Holdings PLC	853,575
165,000	Kingboard Chemicals Holdings, Ltd.	759,669
1,832,000	Solomon Systech International, Ltd.	262,410
1,071,000	Victory City International Holdings	452,003
		10,173,980
Indonesia: 4.7%
193,000	International Nickel Indonesia Tbk PT	1,185,556
1,460,000	Telekomunikasi Indonesia Tbk PT	1,591,699
		2,777,255
Malaysia: 8.7%
329,700	Digi.Com Bhd	2,196,408
1,115,000	IOI Corporation Bhd	1,679,363
1,230,000	Resorts World Bhd	1,232,672
		5,108,443
Singapore: 3.6%
479,000	Indofood Agri Resources, Ltd.	372,251
689,600	Jurong Technologies Industrial Corporation, Ltd.	407,568
595,650	Singapore Telecommunications, Ltd.	1,322,586
		2,102,405
South Korea: 18.1%
7,400	Hyundai Mipo Dockyard	2,058,559
10,820	Korea Zinc Co., Ltd.	1,838,762
15,920	KT&G Corporation	1,120,095
3,650	POSCO	1,752,205
58,000	Samho International Co., Ltd.*	1,431,401
2,390	Samsung Electronics Co., Ltd.	1,464,242
17,000	Shinhan Financial Group., Ltd.	1,034,151
		10,699,415

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.0% Continued	Value
Taiwan: 18.7%
1,109,328	China Steel Corporation	$1,355,318
519,031	Compal Electronics, Inc.	562,786
632,082	Coretronic Corporation	1,100,448
502,000	D-Link Corporation	1,195,968
139,115	HON HAI Precision Industry Co., Ltd.	1,206,740
225,959	Novatek Microelectronics Corporation, Ltd.	1,187,078
177,000	Shin Zu Shing Co., Ltd.	1,362,370
678,553	Taiwan Semiconductor Manufacturing Co., Ltd.	1,469,439
857,791	Wistron Corporation	1,608,686
		11,048,833
Thailand: 6.5%
199,500	Electricity Generating PCL	693,712
1,220,000	Hana Microelectronics PCL	998,696
289,000	PTT Exploration & Production PCL	904,434
158,000	PTT PCL	1,236,163
		3,833,005
	Total Common Stocks (cost $41,451,271)	59,039,840
	Total Investments in Securities (cost $41,451,271): 100.0%	59,039,840
	Other Assets less Liabilities: 0.0%	22,363
	Net Assets: 100.0%	$59,062,203

*  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at June 30, 2007 (Unaudited)
GUINNESS ATKINSON ASIA FOCUS FUND

Industry	% of Net Assets
Telecommuication Services	11.9%
Electronic Components	10.2
Steel-Producers	8.1
Oil & Gas	6.3
Metal Processors & Fabrication	5.2
Non-Ferrous Metals	5.1
Transportation	5.0
Semiconductors	4.9
Oil Exploration & Production	4.3
Computers	3.7
Shipbuilding	3.5
Distribution/Wholesale	3.2
Coal	3.1
Agricultural Operations	2.8
Real Estate Operation/Development	2.6
Building & Construction	2.4
Entertainment	2.1
Networking Products	2.0
Auto-Cars/Light Trucks	2.0
Tobacco	1.9
Diversified Financial Services	1.8
Circuit Boards	1.7
Commerical Banks Non-US	1.4
Chemicals	1.3
Electric-Generation	1.2
Machinery-General Industry	0.9
Textile-Products	0.8
Food	0.6
Total Investments in Securities	100.0
Other Assets less Liabilities	0.0
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended June 30, 2007

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (actual)	1 Year (actual)	Since Inception 31 March 2006
Fund	19.41%	42.52%	24.92%
Benchmark Index:
MSCI AC Pacific Ex Japan	18.46%	44.94%	46.28%
S&P 500	6.96%	20.57%	14.85%

The gross expense ratio is 17.86% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Funds' ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If it had, returns would be lower. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Fund has performed well over the past six months and one year keeping pace with a strongly rising market. It is our belief that investors are being drawn into Asia by a resurgence in domestic investment which has been largely absent for much of the ten years after the financial crisis that hit Asia in 1997-8.

In the immediate aftermath of the crisis domestic real estate prices collapsed and investment at both state and company level all but ceased. The only economic driver available was export manufacturing and so Central banks across the region took the rational decision to keep their currencies cheap against the Dollar and support the only sector that offered the prospect of growth and job creation. The bursting of the technology bubble and the consequent fall in demand for electronics therefore hit the region especially hard.

Now in 2007 the region is emerging from the long cyclical downturn and across Asia we are seeing revivals in commercial and residential real estate and in private and state construction. In the past six months we have seen solid plans to increase government spending in Singapore to develop extensive new leisure facilities in Sentosa Island; in Malaysia to improve infrastructure including railway double tracking as well as road and water supply projects; in Indonesia spending on electricity generation and transmission, telecommunications and roads is expected to be increased four times from 2005 levels by 2010. Similar programs are also underway in Hong Kong, Korea and of course, China.

Companies themselves have also been busy. Over the last few years there have been substantial reforms in Korea, in Malaysia, in Indonesia, the Philippines and Thailand. Many of these were forced upon companies by their parlous financial positions that necessitated restructuring, asset disposals or closure. The banking sectors in many of these countries needed to be recapitalized and many of the big conglomerates were broken up. In recent years companies have re-emerged with smaller balance sheets, reduced levels of debt and reduced ambitions of scale instead concentrating more on cash generation and higher returns on investment. Another very visible change over the past ten years has been the increased payments of dividends but these are the manifestation of the improvements that have taken place in company management.

Across Asia we have seen an improvement in the proportion of earnings paid out as dividends (the payout ratio), from 30% in 1995 to 39% in 2006. These numbers look acceptable but looking behind them we can see some even more impressive changes: China has moved from a payout ratio of 25% in 1995 to 39% in 2006, Malaysia has gone from 29% to 45%, Singapore from 25% to 48%

ASIA PACIFIC DIVIDEND FUND

and Taiwan has gone from 22% to 55%. Hong Kong has stayed around 44% but the disappointment has been Korea whose payout remains below 20%. Korean valuations remain lower than they would otherwise be, we believe, because of their reluctance to embrace transparency and their suspicion of foreign investment. The low dividend payout we see is in our opinion consistent with that view.

The improvement in corporate management, the restrained investment, focus on profitability and cash generation has been responsible we believe, for improved returns on investment. The pick up in returns has been marked over the last four years especially and while it has been helped by a lively operating environment that has supported margins it has also been helped by companies using existing plant equipment and machinery and working them harder, by controlling costs and by demanding more before taking on new projects.

All of these issues we have discussed so far are what we believe lie behind the strong market performance we have seen this year (and last). At the individual stock market level China, Korea, Malaysia, the Philippines and Singapore all generated returns of 20% or more in the past six months. Indonesia has been a relative laggard after a strong year in 2006 but has still risen by more than 10% over the period. Thailand has been an interesting market given the political uncertainties following the coup in 2006 that toppled the then Prime Minister and an ill-judged effort to deal with a rising currency through imposition of capital controls. This has left Thailand the cheapest market in Asia and for a while kept investors on the sidelines. However, many investors have recently come to regard the risks as acceptable as a path toward resolution has become clearer and at the same time company profits have held up and dividend expectations have continued to be met.

2.  Portfolio Position

Geographically, the portfolio has an overweight position in Hong Kong, New Zealand, Singapore, Taiwan and especially Thailand which is by far the cheapest market in Asia. It is neutrally weighted in Indonesia and is underweight compared to the benchmark in Australia, China and Korea. From a sector perspective the Fund has an overweight position in technology, particularly the consumer electronics sector, and is overweight in resources, industrial materials, manufacturing and telecommunications. It has a neutral weight in the consumer sector. The Fund is underweight in utilities as well as in banks and real estate.

3.  Outlook

From a fundamental perspective Asian economies appear to be in a sound position: foreign exchange reserves are adequate and in some cases substantial; government finances are stable based on improved tax collection, rising asset prices and improved corporate profitability; banks are generally under-lent, and rising asset values are increasing collateral values which in turn addresses lingering non-performing assets. Around the region we are seeing a renewed surge in domestic investment either underway or planned.

Assuming an absence of exogenous shocks we are looking for positive earnings momentum to be maintained in Asia. We believe that our heavy overweight position in Thailand will add value. As the political uncertainties there subside and elections take place we expect the value we see there to be realized. Our confidence so far has been bolstered by the fact that in spite of a very demanding operating environment following the coup last year, companies have sustained profits and dividend expectations have not only been met but have also risen.

We believe that renewed domestic activity will support Asian growth in coming years and make for a more diverse and stable economy that will be less vulnerable to fluctuations in external demand. This growth will present its challenges the most obvious of which we believe will be the temptation for companies to increase investment and to hold back profits to pay for it rather than continue to pay out to shareholders. We think that managements having been very badly burned in the past have learned, become more prudent and been rewarded for it with higher stock market valuations, but it is something we shall be watching.

Edmund Harriss    August 2, 2007

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

The MSCI AC Far East Free Ex Japan Index is a market-capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard& Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

FUND HIGHLIGHTS at June 30, 2007 (Unaudited)
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	42
Portfolio Turnover:	7.1%
% of Stocks in Top 10:	25.4%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
Vtech Holdings, Ltd.	2.8%	Greatek Electronics, Inc.	2.5%
U-Ming Marine Transport Corporation	2.7%	PTT Public Co., Ltd.	2.5%
Incitec Pivot, Ltd.	2.6%	Yanzhou Coal Mining Co., Ltd..	2.4%
China Steel Corporation	2.6%	Industrial and Commercial Bank of China Asia, Ltd.	2.4%
Thai Plastic & Chemical Pcl	2.5%	Digi.Com Bhd	2.4%
Country Breakdown (% of net assets)
Taiwan	17.0%	Singapore	6.8%
Thailand	16.3%	Malaysia	2.4%
Hong Kong	16.2%	Indonesia	2.3%
China	13.2%	New Zealand	2.3%
Australia	9.0%	Philippines	2.3%
South Korea	6.9%
Sector Breakdown (% of Investments)
Commer Banks Non-US	14.0%	Auto Parts & Equipment	2.5%
Telecommunication	12.8%	Retail	2.4%
Steel-Producers	9.8%	Food-Meat Products	2.4%
Chemicals	7.9%	Electronics	2.4%
Oil & Gas	7.3%	Computers	2.3%
Transportation	7.2%	Electric-Integrated	2.3%
Semiconductors	5.3%	Building & Construction Production	2.3%
Electronic Components	4.9%	Finance-Commercial	2.2%
Coal	2.6%	Distribution/Wholesale	2.2%
Tobacco	2.5%	Investment Companies	2.2%
Networking Products	2.5%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2007 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 94.7%	Value
Australia: 9.0%
242,000	Babcock & Brown Wind Partners	$400,077
144,000	CSR, Ltd.	424,850
7,420	Incitec Pivot, Ltd.	501,367
80,000	Onesteel, Ltd.	436,108
		1,762,402
China: 13.2%
210,000	Angang Steel Co., Ltd.	431,860
194,000	China Shipping Development Co., Ltd.	448,578
362,000	People's Food Holdings, Ltd.	442,083
286,000	Petrochina Co., Ltd.	421,363
464,000	Shenzhen Expressway Co., Ltd.	360,794
312,000	Yanzhou Coal Mining Co., Ltd..	476,427
		2,581,105
Hong Kong: 16.2%
180,500	BOC Hong Kong Holdings, Ltd.	429,828
64,500	CLP Holdings, Ltd.	432,656
32,000	Esprit Holdings, Ltd.	405,975
4,200	HSBC Holdings Plc - ADR	385,434
224,000	Industrial and Commercial Bank of China (Asia), Ltd.	476,120
880,000	Modern Beauty Salon Holdings, Ltd.	450,174
192,000	Solomon Systech International, Ltd.	27,502
66,000	Vtech Holdings, Ltd.	557,090
		3,164,779
Indonesia: 2.3%
412,000	Telekomunikasi Indonesia Tbk PT	449,164
Malaysia: 2.4%
71,000	Digi.Com Bhd	472,991
New Zealand: 2.3%
79,000	New Zealand Refining Co., Ltd.	456,758
Philippines: 2.3%
15,460	Globe Telecom, Inc.	453,230
Singapore: 6.8%
750,000	Jurong Technologies Industrial Corporation, Ltd.	443,265
198,000	Singapore Telecommunications, Ltd.	439,641
31,000	United Overseas Bank, Ltd.	445,388
		1,328,294
South Korea: 6.9%
5,000	Kookmin Bank	438,924
6,720	KT&G Corporation	472,804
930	POSCO	446,453
		1,358,181

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 94.7% Continued	Value
Taiwan: 17.0%
408,910	China Steel Corporation	$499,584
402,734	Compal Electronics, Inc.	436,685
130,400	Depo Auto Parts Industrial Co., Ltd.	458,033
196,000	D-Link Corporation	466,952
258,096	Greatek Electronics, Inc.	487,970
87,549	Novatek Microelectronics Corporation, Ltd.	459,940
271,000	U-Ming Marine Transport Corporation	531,405
		3,340,569
Thailand: 16.3%
693,800	Delta Electronics (Thailand) Pcl	460,389
538,700	Hana Microelectronics Pcl	440,981
1,224,900	Krung Thai Bank Pcl	422,379
177,600	PTT Chemical Pcl	463,170
61,700	PTT Pcl	482,730
914,400	Thai Plastic & Chemical Pcl	495,488
999,600	Thanachart Captial Pcl	420,000
		3,185,137
	Total Common Stocks (cost $17,348,153)	18,552,610
	Total Investments in Securities (cost $17,348,153): 94.7%	18,552,610
	Other Assets less Liabilities: 5.3%	1,035,709
	Net Assets: 100.0%	$19,588,319

ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at June 30, 2007 (Unaudited)
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Industry	% of Net Assets
Commer Banks Non-US	13.3%
Telecommunication	12.1
Steel-Producers	9.3
Chemicals	7.5
Oil & Gas	7.0
Transportation	6.8
Semiconductors	5.0
Electronic Components	4.6
Coal	2.4
Tobacco	2.4
Networking Products	2.4
Auto Parts & Equipment	2.3
Retail	2.3
Food-Meat Products	2.3
Electronics	2.2
Computers	2.2
Electric-Integrated	2.2
Building & Construction Production	2.2
Finance-Commercial	2.1
Distribution/Wholesale	2.1
Investment Companies	2.0
Total Investments in Securities	94.7
Other Assets less Liabilities	5.3
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended June 30, 2007

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (actual)	1 Year (actual)	3 Years	5 Years	10 Years
Fund	27.34%	58.82%	30.37%	25.24%	7.91%
Benchmark Index:
Hang Seng Composite	12.55%	46.08%	29.66%	23.33%	N/A
Hang Seng	10.43%	37.26%	25.17%	19.71%	7.09%
S&P 500	6.96%	20.57%	11.68%	10.69%	7.12%

The gross expense ratio is 1.59% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Funds' ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If it had, returns would be lower.

The Fund has had a strong first half of the year with performance driven by Chinese energy, industrial, materials and shipping stocks, and outperformed the benchmark indices by 14.8%,16.9% and 20.4% respectively.

Hong Kong blue chip stocks have remained out of fashion and the largest of these, HSBC has been held back by concerns for its U.S. business, particularly that of Household Finance which concentrates on lending to those with weaker credit records, the so-called sub-prime lending segment. By contrast the performance of Chinese companies listed in Hong Kong has remained strong. Interest in the first six months of this year has switched away from the Chinese banks and insurers toward the much cheaper industrial companies and steel makers. China's continuing strong growth has also boosted the share prices of oil and coal producers and also the shipping companies which are benefiting from the high transport rates to supply China with the raw materials it needs.

Economic growth in the Mainland is still strong and the latest official forecast is for a 10.8% expansion this year. Nevertheless, the rapid rate of growth does not appear to be giving rise to bottlenecks or increasing pricing pressures. Inflation overall is still low with no signs of pricing pressures for manufactured goods. Labour costs are going up by about 10% a year for production workers and substantially more for management grades; but these are still a small part of overall costs and do not appear to be feeding through to end prices. One explanation for this is that the growth in capital investment has led to improved productivity and sustained margins.

Over the past six months we have seen China's trade surplus with the rest of the world continue to rise and the liquidity this has brought with it has been further augmented by portfolio flows that have boosted foreign exchange reserves to more than $1 trillion. To counter some of this liquidity the Central Bank has increased incrementally the amount that commercial banks must deposit with Central Bank (called the Required Reserve Ratio) to skim off extra liquidity from the system. Interest rates have also been increased in order to keep the benchmark deposit rate in line with inflation so as to discourage movements of money out of deposits; and lending rates have been raised by the same amount so that bank profits are protected.

The Chinese domestic stock markets continued their meteoric rise through until the end of May, fuelling fears that a major crash in domestic Chinese equities was in store. When the government raised stamp duty on share transactions from 0.1% to 0.3% at the end of May the market dropped sharply but has since stabilised. The government has also made adjustments to the rules allowing Chinese institutions to invest in stocks outside China. By opening up another avenue of investment they appear to have taken the heat out of the domestic stock markets. The other effect was to boost the prices of Chinese shares in Hong Kong which trade at much lower valuations than their mainland counterparts.

2.  Portfolio Position

Over 77% of the portfolio is invested in China with a mix of H shares, red chips and China plays. The balance is invested in Hong Kong companies which have a degree of exposure to China but also to other parts of the world. We prefer to invest in companies traded on the Hong Kong Stock Exchange because of the broad range of choice. Hong Kong-listed stocks also trade more cheaply than those listed in Shanghai and Shenzhen as well as offering greater liquidity and transparency of information. Across sectors the portfolio is heavily exposed to energy and resources, industrial, materials and manufacturing stocks.

3.  Outlook & Strategy

Chinese and China-related stocks have had a very strong 6 months against a backdrop of wider economic strength with foreign exchange reserves passing $1.33 trillion, a monthly trade surplus of more than $22 billion and evidence of hot money flows into China.

In Hong Kong this buoyant stock market is doing wonders for local confidence as is the steady increase in real wages led by an improved wages offer to civil servants (of which there are a great many in Hong Kong) of 4.6% to 4.9% depending on seniority. Real estate prices are still rising but there the market has yet to clear some large chunks of unsold inventory and this appears to be keeping competition tight. So too amongst the banks there is intense competition for provision of mortgage finance but 30% growth in mortgage loans drawn down in May suggest brighter prospects for this business.

We still feel that Chinese growth looks set to be sustained for some time yet, inasmuch as core inflation remains low, company pricing power is still comparatively weak but industrial margins have been preserved by improved productivity. There is also the large – and still growing – trade surplus. It seems likely that although there will continue to be some interest rate rises as well as other measures designed to mop up excess liquidity, there will be no real tightening aimed as slowing the whole economy down. If certain specific areas of the economy are perceived to be overheating, then the government may however take administrative action to deal with it - the stamp duty hike in May to control the equity markets was one such example.

The strong run in Chinese and China-related stocks has resulted in some full-looking valuations and high PE ratios. On top of this the Chinese stocks are vulnerable to corrections in the U.S. and other global markets. Chinese exporters are particularly vulnerable to any slowdown in the U.S. economy. In light of this, we are focusing on stocks with lower PE ratios and companies that operate in areas such as the Chinese consumer market that are likely to be more resilient to a slowdown in the global economy.

The portfolio remains on a cheaper valuation than the broader market and is offering higher earnings' growth and we intend to retain our approach of looking for the combination value, quality and positive earnings' revisions.

Edmund Harriss    August 2, 2007

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelve months. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have five-year returns or returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market which comprises 33 constituent stocks, whose aggregate market-capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard& Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

FUND HIGHLIGHTS at June 30, 2007 (Unaudited)
Guinness Atkinson China & Hong Kong Fund

# of Holdings in Portfolio:	44
Portfolio Turnover:	5.8%
% of Stocks in Top 10:	54.1%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
China Mobile, Ltd.	7.8%	Yanzhou Coal Mining Co., Ltd.	5.0%
CNOOC, Ltd.	6.8%	Dongfang Electrical Machinery Co., Ltd.	4.6%
PetroChina Co., Ltd.	6.7%	Jiangxi Copper Co., Ltd.	4.0%
Angang New Steel Co., Ltd. (a)	6.0%	Guangzhou R&F Properties Holdings, Ltd.	3.9%
China Shipping Development Co., Ltd.	5.7%	HSBC Holdings Plc	3.6%
Top Country (% of net assets)
Hong Kong	52.1%	Singapore	0.6%
China	46.8%
Sector Breakdown (% of Investments)
Oil & Gas	15.5%	Electronics	2.4%
Telecommunications	10.1%	Batteries/Battery System	2.3%
Real Estate	9.7%	Machinery-Diversified	1.9%
Transportation	8.4%	Agricultural Operations	1.7%
Steel Producers	6.1%	Electric-Integrated	1.6%
Commercial Banks	5.7%	Fisheries	1.6%
Coal	5.1%	Water Treatment Systems	1.5%
Diversified Operations	5.0%	Rental Auto/Equipment	1.3%
Power Conversion/Supply Equipment	4.6%	Textiles	1.3%
Metal-Processors & Fabercations	4.0%	Semiconductor Components-Integrated Circuits	0.6%
Distribution/Wholesale	3.6%	Retail	0.2%
Petrochemicals	3.4%	Medical-Drugs	0.0%
Auto-Cars/Light Trucks	2.4%	Warrants	0.0%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2007 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.5%	Value
Agricultural Operations: 1.7%
3,984,000	Chaoda Modern Agriculture	$3,077,471
Auto – Cars/Light Trucks: 2.4%
9,314,000	Denway Motors, Ltd.	4,407,331
Batteries/Battery System: 2.3%
720,000	BYD Co., Ltd.	4,139,042
Coal: 5.0%
81,000	China Coal Energy Co.*	121,409
5,953,200	Yanzhou Coal Mining Co., Ltd.	9,090,598
		9,212,007
Commercial Banks: 5.7%
253,850	Dah Sing Financial Holdings, Ltd.	2,141,064
365,743	HSBC Holdings Plc	6,665,436
145,400	Wing Hang Bank, Ltd.	1,607,559
		10,414,059
Distribution/Wholesale: 3.6%
519,071	Esprit Holdings, Ltd.	6,585,308
Diversified Operations: 5.0%
249,500	Swire Pacific, Ltd. - Class A	2,772,860
3,724,000	Tianjin Development Holdings, Ltd.	4,053,003
579,000	Wharf Holdings, Ltd.	2,314,016
		9,139,879
Electric – Integrated: 1.6%
431,000	CLP Holdings, Ltd.	2,891,082
Electronics: 2.4%
950,000	Kingboard Chemicals Holdings, Ltd.	4,373,849
43,181	Kingboard Laminates Holding, Ltd.*	40,093
		4,413,942
Fisheries: 1.6%
1,768,000	China Fishery Group, Ltd.	2,955,807
Machinery – Diversified: 1.9%
3,510,000	Chen Hsong Holdings, Ltd.	2,917,818
588,000	Haitian International Holdings, Ltd.*	450,445
		3,368,263
Medical – Drugs: 0.0%
1,240,000	Far East Pharmaceutical Technology*†^	—
Metal – Processors & Fabercations: 4.0%
4,316,000	Jiangxi Copper Co., Ltd.	7,252,947

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.5% Continued	Value
Oil & Gas: 15.4%
10,957,000	CNOOC, Ltd.	$12,415,467
6,210,000	CNPC Hong Kong, Ltd.	3,502,417
8,256,000	PetroChina Co., Ltd.	12,163,536
		28,081,420
Petrochemicals: 3.4%
5,570,000	China Petroleum & Chemical Corporation	6,161,820
Power Conversion/Supply Equipment: 4.6%
1,510,000	Dongfang Electrical Machinery Co., Ltd.	8,361,853
Real Estate: 9.7%
2,302,000	Guangzhou R&F Properties Holdings, Ltd.	7,050,964
200,000	Hopewell Holdings, Ltd.	815,940
4,800,000	Midland Holdings, Ltd.	3,020,258
1,624,000	Sino Land Co.	3,381,256
1,330,000	Wheelock & Co., Ltd.	3,427,397
		17,695,815
Rental Auto/Equipment: 1.3%
925,000	Cosco Pacific, Ltd.	2,425,120
Retail: 0.2%
698,000	Glorious Sun Enterprise, Ltd.	337,431
Semiconductor Components – Integrated Circuits: 0.6%
7,816,000	Solomon Systech International, Ltd.	1,119,542
Steel Producers: 6.0%
5,366,000	Angang New Steel Co., Ltd.	11,035,052
Telecommunications: 10.0%
1,335,000	China Mobile, Ltd.	14,333,084
473,000	Vtech Holdings, Ltd.	3,992,480
		18,325,564
Textiles: 1.3%
5,512,000	Victory City International Holdings, Ltd.	2,326,274
Transportation: 8.4%
2,621,000	China Shipping Container Lines Co., Ltd.	1,789,971
4,510,000	China Shipping Development Co., Ltd.	10,428,279
3,784,000	Shenzhen Expressway Co., Ltd.	2,942,337
235,050	Tianjin Port Development Holdings, Ltd.	168,640
		15,329,227
Water Treatment Systems: 1.4%
2,628,000	Bio-Treat Technology, Ltd.	1,501,714
1,126,000	Sinomem Technology, Ltd.	1,117,728
		2,619,442
	Total Common Stocks (cost $104,869,994)	181,675,698
Warrants: 0.0%
100	Surface Mount Technology Holdings, Ltd.*	3
	Total Investments in Securities (cost $104,869,994): 99.5%	181,675,701
	Other Assets less Liabilities: 0.5%	998,008
	Net Assets: 100.0%	$182,673,709

*  Non-income producing security.

^  Fair valued under direction of the Board of Trustees.

†  Illiquid

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended June 30, 2007

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (actual)	1 Year (actual)	Since Inception 30 June 2004
Fund	19.97%	16.21%	38.13%
Benchmark Index:
S&P 500	6.96%	20.57%	11.68%
MSCI World Energy Index	16.61%*	21.05%*	25.52%*

The gross expense ratio is 1.38% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Funds' ratio of expenses to average daily net assets will not exceed 1.45% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

*Price return, excludes dividends

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If it had, returns would be lower.

The Global Energy Fund in the first six months of 2007 produced a total return of 19.97%. This compares favourably to the price return of the Morgan Stanley Capital International World Energy Index of 16.61%, and is also well ahead of the broad U.S. market which appreciated slightly as exemplified by the S&P 500 Index's total return of 6.96%.

2.  Activity

There was comparatively little portfolio activity over the first six months of the year. We made three changes to the portfolio in January, and none thereafter. We sold Marathon Oil, an integrated U.S. company which had gone up 55% in 2006, and replaced it with Statoil, the Norwegian national oil and gas company. We feel that Statoil's purchase of Norsk Hydro's oil and gas assets in December 2006 gives them a strong platform for future growth, and at 9.5X 2007 earnings the stock looked cheap.

We also switched out of Petrochina and into CNOOC. Petrochina was up 81% in 2006, and the long term price ratio of the two stock prices had moved from 1.2:1 at the start of 2006 to around 1.5:1 in early 2007.

Finally, we took profits on our small research holding in China Coal, which had gone up 40% since the IPO.

We made no changes to the portfolio after January.

3.  Portfolio Position

The Portfolio now consists of 27 core holdings, broadly equally weighted, a further unit comprised of three oil service stocks and one split between Canadian Oil Sands Trust and Suncor. There are also nine "research" holdings in small cap stocks comprising in aggregate a little over 2%.

The invested portfolio on June 30 had a PER (2007) of 12.9X, with the median PER of stocks held of 11.6X. By comparison the S&P 500 Index at 1503.35 was on a PER of 17.1X (2007), based on S&P 500 earnings estimates of 87.72.

The star performer over the first six months of 2007 has been Tesoro, up 73.8%. Other good performers were Todco, Unit Corp, Sunoco and Helix, which all returned more than 27%. The worst performing holdings have been Whiting, Plains, Canadian Oil Sands Trust, Nexen and Sasol.

GLOBAL ENERGY FUND

The Sector and Geographic weightings of the portfolio (ignoring cash) at June 30 were as follows:

Sector Breakdown

	30 June 2007	31 Dec 2006
Integrated	27.2%	23.6%
E&P/Refining	3.1	6.7
Sub total integrated	30.3	30.3
Emerging Markets	11.5	10.8
Sub total Emerging Markets	11.5	10.8
E&P Oil Sands	18.1	18.0
E&P	17.1	17.6
Sub total E&P	35.2	35.6
Oil Services & Equipment	13.2	13.3
Refining	6.6	6.7
Coal	3.2	3.3
Total	100.0	100.0

Geographic Breakdown

	30 June 2007	31 Dec 2006
US	51.4%	55.9%
Canada	23.5	22.8
UK	7.1	7.1
Latin America	3.5	3.4
Europe	6.5	3.6
China	4.2	3.6
South Africa	3.3	3.3
Other	0.5	0.3
	100.0	100.0

The January switch out of Marathon into Statoil is reflected in both the sector and geographic breakdowns. We can see the move from E&P/Refining into Integrated, and also the move from the U.S. into Europe.

4.  Market Background

The oil price opened the year at $61 and fell sharply in the first half of January. Having tested $50, it then recovered and has been moving up gradually ever since. On June 29 it went above $70 and has remained above it ever since. WTI averaged $61 for the first half of the year (having averaged $66 for 2006) which means that it will have to trade $20 below current levels ($75) for a sustained period to end up with a 2007 average price of less than $60.

This upwards move has been brought about by a mixture of fundamental supply-demand economics and event driven spikes. World demand has grown by 8.4 million barrels per day over the last 5 years, while non-OPEC supply (including OPEC Natural Gas Liquids) has grown by only 4.2 million, due to inadequate growth from newer areas (such as the Caspian and Brazil) and the decline of mature basins (such as the North Sea and Mexico). This means that the world is more dependent on OPEC oil than ever before. OPEC cut production twice, by 1.2 million barrels per day from November 2006 and by a further 500,000 barrels per day from February 2007, in an attempt to tighten the market and support prices for their oil. This appears to have succeeded. Geopolitical events have also contributed to the price move: rebel attacks in Nigeria shut in up to 1 million barrels per day in May, and the Iranian hostage situation in March/April served to remind the market that a minor incident in the Middle East can affect global oil prices. Other factors have included strong gasoline demand in the U.S., bullish speculation on NYMEX, and a small decrease in the OECD inventories.

The gas price has moved in the opposite direction. The Henry Hub price started the year at $5.40 and spiked up to $9 as cold weather in the U.S. in January and February drew down storage levels. It then settled down around $7.50 and traded at this level until mid-June when it fell quite sharply to end the month at $6.36. The move down was caused by a mixture of high storage levels (2,521 Bcf at the end of June, well above the 5 year average), mild Summer weather, and increased LNG imports, which moved from 1.8 Bcf/day in January to 3.3 Bcf/day in May.

5.  Outlook

I have expressed the view in the past that the world economy can take oil at $50 /bbl in its stride and OPEC will actively seek to ensure it doesn't fall below it, as they did in January. What, though, of $75 WTI, the level as I write? This represents a trebling rather than a doubling of the oil price from its 1985-2000 average in real terms. The answer, so far, is that global oil demand has remained extremely robust. The IEA is forecasting an increase in demand of 1.6 million barrels per day in 2007, 2.1 million in 2008, 1.8 million in 2009 and 1.9 million in 2010. World oil demand is predicted to grow at 2.2% per year on average between 2007 and 2012, driven by non-OECD countries: 1.1 million of the 2.1 million barrel per day growth in 2008 is expected to come from Asia and the Middle East.

We predicted in January that oil would range trade between $50 and $70 and in the first half of the year this has been accurate. It has made a move up since the end of June, and is now trading around $75. So where does this lead my thinking? Am I revising my view that oil will trade between $50 and $70 for a year or two or not? The answer is that I have revised my view a bit. I now think that the chances of the oil price moving up through $80 per barrel are rather greater than they were and that it will happen sooner than I had thought. I have gathered the distinct impression that OPEC now sees itself as a price maker rather than a price taker in global crude markets, as it reasonably should. Internal debates are about whether OPEC should be targeting $65, $75, or even $85 per barrel for their oil. From their point of view it is quite rational and totally understandable to sell their most important resource at as full a price as they can, consistent with such a price not significantly slowing world economic growth.

The Fund continues to seek to be well-placed to benefit from a sustained high oil price environment, and we hope that over the months and years your faith in our fund management will be rewarded.

Tim Guinness  July 26, 2007

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share. EPS – Earnings per Share ratio is the total earnings divided by the number of shares outstanding.

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

FUND HIGHLIGHTS at June 30, 2007 (Unaudited)
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	41
Portfolio Turnover:	10.5%
% of Stocks in Top 10:	35.3%
Fund Managers:
Timothy W.N. Guinness
Edmund Harriss

Top 10 Holdings (% of net assets)
Petro-Canada	3.9%	Petroleo Brasileiro SA - ADR	3.5%
CNOOC, Ltd.	3.7%	Anadarko Petroleum Corporation	3.4%
Imperial Oil, Ltd.	3.6%	Plains Exploration & Production Co.	3.4%
Royal Dutch Shell PLC	3.5%	Occidental Petroleum Corporation	3.4%
EnCana Corporation	3.5%	GlobalSantaFe Corporation	3.4%
Country Breakdown (% of net assets)
United States	51.5%	Norway	3.3%
Canada	22.9%	South Africa	3.3%
Britain	3.8%	Austria	3.2%
Hong Kong	3.7%	China	0.5%
Netherlands	3.5%	Ireland	0.2%
Brazil	3.5%
Sector Breakdown (% of Investments)
Oil/Integrated	42.5%	Coal	3.2%
Oil & Gas-Exploration & Production	34.0%	Oil & Gas-Field Services	3.1%
Oil & Gas-Drilling	10.1%	Machinery-General Industry	0.5%
Oil Refining & Marketing	6.6%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2007 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 99.4%	Value
Coal: 3.2%
39,930	Peabody Energy Corporation	$1,931,814
Machinery – General Industry: 0.5%
1,496,780	Shandong Molong Petroleum Machinery Co., Ltd.	319,678
Oil & Gas – Drilling: 10.0%
35,282	Ensign Energy Services, Inc.	629,149
28,760	GlobalSantaFe Corporation	2,077,910
76,370	Patterson-UTI Energy, Inc.	2,001,657
14,890	Todco*	702,957
11,310	Unit Corporation*	711,512
		6,123,185
Oil & Gas – Exploration & Production: 33.8%
99,000	Afren PLC*	130,215
40,170	Anadarko Petroleum Corporation	2,088,438
24,709	Apache Corporation	2,016,007
36,158	Canadian Oil Sands Trust	1,117,832
1,994,000	CNOOC, Ltd.	2,259,418
364,358	Coastal Energy Co.*	253,050
31,759	Dragon Oil PLC*	127,072
34,736	EnCana Corporation	2,135,995
308,000	EnCore Oil PLC*	117,514
67,091	Granby Oil & Gas PLC*	90,940
6,200	Grey Wolf Exploration, Inc.*	18,330
600	Imperial Energy Corporation PLC*	14,507
59,929	Nexen, Inc.	1,856,092
95,888	OPTI Canada, Inc.*	2,044,651
43,630	Plains Exploration & Production Co.*	2,085,950
39,820	Pioneer Natural Resources Co.	1,939,632
42,200	Synenco Energy, Inc. - Class A*	600,820
45,211	Whiting Petroleum Corporation*	1,831,950
		20,728,413
Oil & Gas – Field Services: 3.1%
48,080	Helix Energy Solutions Group, Inc.*	1,918,873
Oil Refining & Marketing: 6.5%
25,630	Sunoco, Inc.	2,042,199
34,220	Tesoro Corporation	1,955,673
		3,997,872

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 99.4% Continued	Value
Oil/Integrated: 42.3%
161,185	BP PLC	$1,951,764
23,626	Chevron Corporation	1,990,254
26,028	ConocoPhillips	2,043,198
32,243	Hess Corporation	1,901,047
48,108	Imperial Oil, Ltd.	2,239,001
35,908	Occidental Petroleum Corporation	2,078,355
29,133	OMV AG	1,951,466
44,630	Petro-Canada	2,377,055
20,015	Petroleo Brasileiro SA-ADR	2,135,200
53,071	Royal Dutch Shell PLC	2,168,596
53,447	Sasol, Ltd.	2,011,560
65,600	Statoil ASA	2,041,309
11,399	Suncor Energy, Inc.	1,026,627
		25,915,432
	Total Common Stocks (cost $44,843,118)	60,935,267
	Total Investments in Securities (cost $44,843,118): 99.4%	60,935,267
	Other Assets less Liabilities: 0.6%	359,558
	Net Assets: 100.0%	$61,294,825

*  Non-income producing security.

ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended June 30, 2007

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (actual)	1 Year (actual)	3 Years	5 Years	Since Inception 15 December 1998
Fund	16.46%	31.12%	18.51%	16.42%	7.02%
Benchmark Index:
S&P 500	6.96%	20.57%	11.68%	10.69%	3.13%
NASDAQ Composite	8.17%	20.71%	9.13%	12.90%	4.44%

The gross expense ratio is 1.64% per the Prospectus dated April 30, 2007. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Funds' ratio of expenses to average daily net assets will not exceed 1.55% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If it had, returns would be lower. Total returns reflect a fee waiver in effect and in the absence of this waiver; the total returns would be lower.

The Global Innovators Fund in the first six months of 2007 produced a return of 16.46%. This compares favourably to the return of both the NASDAQ Index of 6.96% and the return for the S&P 500 Index of 8.17%. It is also pleasing to note that the total return since launch continues to exceed that of BOTH its benchmark indices which is of course our long term aim.

2.  Activity

In February we sold our position in Nucor and took a profit after the stock had a steady run over the previous twelve months among strong steel prices. At the end of April we took a position in Garmin. Our discounted cash flow model showed it as undervalued and we could see the potentially strong growth for their products. In May we sold our position in Pfizer as we became concerned about the lack of success with R&D in providing potential new products. Later in May we took a position in Netflix. The rest of our dealing was limited to dealing on flows and rebalancing.

3.  Portfolio Position

The Portfolio now consists of 30 holdings.

The portfolio on the June 30, by our calculations, had a PER (2007) of 18.5X (6% above the S&P 500 of June 30, of 17.4X. Furthermore, the stocks held by the portfolio were at that date on average 22% undervalued (ie 22% scope for appreciation) versus the market when we applied our discounted cash flow model to the individual constituents.

The best performing holdings have been Amazon, Lenovo, Nokia, Schlumberger, and Cable and Wirless. The worst performing holdings have been Honda, Citigroup, Toyota, Samsung Electronics and AIG.

GLOBAL INNOVATORS FUND

The Sector and Geographic weightings of the portfolio (ignoring cash) at June 30 were as follows:

Sector Breakdown

	30 June 2007	31 Dec 2006
IT Hardware	21.7%	18.1%
Telecommunications	16.2	17.0
Internet	14.3	10.4
IT Software	12.6	12.1
Financial	10.4	11.5
Oil	7.3	7.0
Retail	7.2	7.1
Consumer	3.6	4.0
Media/Entertainment	3.4	3.9
Basic Materials	3.3	7.0
Healthcare	0.0	1.7
	100.0	100.0

Geographic Breakdown

	30 June 2007	31 Dec 2006
U.S.	66.3%	64.6%
Asia ex Japan	10.7	10.8
UK	9.2	9.6
Japan	7.0	7.6
Europe	3.5	3.7
Latin America	3.3	3.7
	100.0	100.0

Geographically little has changed over the six months. In terms of sectors we have increased our exposure to IT Hardware and the Internet and reduced our exposure to Basic Materials and Healthcare.

4.  Investment Approach

In managing the Global Innovators Fund we seek companies that exhibit New Economy characteristics using stocks that are in or have once been in the Wired 40 as our starting point. We pay close attention to four factors in screening all stocks considered for purchase. These four factors are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price; (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics); (c) improving results (1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). This screening approach is supported by appropriate due diligence both on the quality of the quantitative inputs to the screening process, and of a more traditional form. Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases and a regular sell discipline involving review of large movers in the portfolio is also employed.

We hope that over the months and years to come investors will find their faith in our fund management and in the prospects for this fund with its focus on the future in particular will be rewarded.

Tim Guinness  July 27, 2007

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

FUND HIGHLIGHTS at June 30, 2007 (Unaudited)
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	9.7%
% of Stocks in Top 10:	36.2%

Fund Managers:
Timothy W.N. Guinness
Edmund Harriss

Top 10 Holdings (% of net assets)
Parametric Technology Corporation	3.7%	Garmin, Ltd.	3.6%
Costco Wholesale Corporation	3.7%	Infospace, Inc.	3.6%
Nvidia Corporation	3.7%	eBay, Inc.	3.6%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	3.7%	Qwest Communications International, Inc.	3.5%
BP PLC - ADR	3.6%	Cable & Wireless PLC	3.5%
Country Breakdown (% of net assets)
United States	60.9%	Finland	3.4%
Britain	9.0%	South Korea	3.4%
Japan	6.9%	Israel	3.4%
Taiwan	3.7%	Mexico	3.2%
Cayman Islands	3.6%
Sector Breakdown (% of Investments)
E-Commerce/Products	14.2%	Auto Manufacturers	3.6%
Prepackaged Software	12.6%	Aerospace/Defense	3.6%
Semiconductors	11.1%	Communications Equipment	3.5%
Commerical Banks	10.4%	Multi-line Insurance	3.5%
Telecommunications	9.1%	Radio & TV Communications Equipment	3.4%
Oil & Gas Producers	7.3%	Computers	3.4%
Electronics	7.2%	Ready-Mixed Concrete	3.3%
Variety Store	3.8%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2007 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 97.5%	Value
Aerospace/Defense: 3.5%
21,200	L-3 Communications Holdings, Inc.	$2,064,668
Auto Manufacturers: 3.5%
29,120	Honda Motor Company - ADR	1,056,765
8,320	Toyota Motor Corporation - ADR	1,047,321
		2,104,086
Commerical Banks: 10.1%
38,560	Citigroup, Inc.	1,977,742
29,614	State Street Corporation	2,025,598
100,370	TD Ameritrade Holding Corporation*	2,007,400
		6,010,740
Communications Equipment: 3.4%
72,622	Nokia Corporation - ADR	2,041,405
Computers: 3.3%
3,344,000	Lenovo Group, Ltd.	1,971,537
E-Commerce/Products: 13.9%
28,970	Amazon.Com, Inc.*	1,981,837
65,760	eBay, Inc.*	2,116,157
91,860	Infospace, Inc.	2,132,070
103,930	NetFlix, Inc.*	2,015,203
		8,245,267
Electronics: 7.1%
29,070	Garmin, Ltd.	2,150,308
6,590	Samsung Electronics Co., Ltd. - GDR	2,039,605
		4,189,913
Multi-line Insurance: 3.4%
28,695	American International Group, Inc.	2,009,511
Oil & Gas Producers: 7.1%
30,040	BP PLC - ADR	2,167,086
24,350	Schlumberger, Ltd.	2,068,289
		4,235,375
Prepackaged Software: 12.3%
89,220	Check Point Software Technologies, Ltd.*	2,035,108
34,098	Microsoft Corporation	1,004,868
105,140	Oracle Corporation*	2,072,310
101,390	Parametric Technology Corporation*	2,191,038
		7,303,324
Radio & TV Communications Equipment: 3.3%
38,428	Sony Corporation - ADR	1,974,046

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 97.5% Continued	Value
Ready-Mixed Concrete: 3.2%
51,098	Cemex SA de CV - ADR	$1,885,516
Semiconductors: 10.8%
104,920	Applied Materials, Inc.	2,084,760
52,580	Nvidia Corporation*	2,172,080
194,998	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	2,170,331
		6,427,171
Telecommunications: 8.9%
534,213	Cable & Wireless PLC	2,086,505
215,160	Qwest Communications International, Inc.*	2,087,052
32,195	Vodafone Group PLC - ADR	1,082,718
		5,256,275
Variety Store: 3.7%
37,150	Costco Wholesale Corporation	2,174,018
	Total Common Stocks (cost $45,172,186)	57,892,852
	Total Investments in Securities (cost $45,172,186): 97.5%	57,892,852
	Other Assets less Liabilities: 2.5%	1,475,047
	Net Assets: 100.0%	$59,367,899

*  Non-income producing security.

ADR  American Depository Receipt

GDR  Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2007 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Assets
Investments in securities, at cost	$89,756,360	$41,451,271	$17,348,153
Investments in securities, at value	$99,195,336	$59,039,840	$18,552,610
Cash	9,781,379	—	116,721
Cash denominated in foreign currency (cost of $3,028,417, $84,464, $461,110 respectively)	3,062,460	85,359	461,049
Receivables:
Unrealized gain on forward foreign currency contracts (Note 6)	10,366	—	—
Fund shares sold	3,748,331	158,874	513,741
Dividends and interest	208,382	197,194	27,571
Tax Reclaim	4,250	—	—
Prepaid expenses	20,088	11,330	13,794
Total assets	116,030,592	59,492,597	19,685,486
Liabilities
Payables:
Loans	—	136,402	—
Securities purchased	8,795,766	—	—
Fund shares redeemed	49,600	149,880	27,068
Distribution to shareholders	—	—	1,337
Due to advisor	62,274	46,793	15,517
Accrued administration expense	6,859	4,675	1,645
Accrued shareholder servicing plan fees	11,303	10,841	1,279
Other accrued expenses	50,975	49,568	48,954
Deferred trustees' compensation	2,775	32,235	1,970
Total liabilities	8,979,552	430,394	97,770
Net Assets	$107,051,040	$59,062,203	$19,587,716
Number of shares issued and outstanding (unlimited shares authorized no par value)	7,115,591	2,810,230	1,212,585
Net asset value per share	$15.04	$21.02	$16.15
Components of Net Assets
Paid-in capital	$96,815,568	$49,966,962	$18,436,127
Accumulated net investment income (loss)	(116,931)	312,093	(5,916)
Accumulated net realized gain (loss) on investments and foreign currency	924,950	(8,807,669)	(47,041)
Net unrealized appreciation (depreciation) on:
Investments	9,438,976	17,588,569	1,204,457
Foreign Currency	(11,523)	2,248	89
Net Assets	$107,051,040	$59,062,203	$19,587,716

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2007 (Unaudited)

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Assets
Investments in securities, at cost	$104,869,994	$44,843,118	$45,172,186
Investments in securities, at value	$181,675,701	$60,935,267	$57,892,852
Cash	155,590	327,369	1,210,487
Cash denominated in foreign currency (cost of $99,949, $5,905, $0 respectively)	99,921	5,918	—
Receivables:
Fund shares sold	593,695	100,439	264,885
Dividends and interest	564,284	39,472	142,260
Tax Reclaim	—	10,971	5,688
Prepaid expenses	16,574	22,101	5,005
Total assets	183,105,765	61,441,537	59,521,177
Liabilities
Fund shares redeemed	129,652	6,681	24,990
Due to advisor	145,070	58,191	32,597
Accrued administration expense	11,356	2,235	1,410
Accrued shareholder servicing plan fees	14,133	11,823	3,067
Other accrued expenses	73,076	58,048	41,372
Deferred trustees' compensation	58,769	9,734	49,842
Total liabilities	432,056	146,712	153,278
Net Assets	$182,673,709	$61,294,825	$59,367,899
Number of shares issued and outstanding (unlimited shares authorized no par value)	5,416,879	2,000,463	2,835,315
Net asset value per share	$33.72	$30.64	$20.94
Components of Net Assets
Paid-in capital	$104,797,394	$42,667,512	$96,242,441
Accumulated net investment income (loss)	3,947,465	(462,519)	4,872
Accumulated net realized gain (loss) on investments and foreign currency	(2,880,360)	2,997,262	(49,600,739)
Net unrealized appreciation on:
Investments	76,805,707	16,092,149	12,720,666
Foreign Currency	3,503	421	659
Net Assets	$182,673,709	$61,294,825	$59,367,899

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2007 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Investment Income
Income
Dividends*	$303,688	$768,509	$73,422
Interest	47,195	873	4,124
Total income	350,883	769,382	77,546
Expenses
Advisory fees (Note 3)	240,436	254,305	23,405
Administration fees (Note 3)	23,747	25,430	9,917
Transfer agent fees	14,813	26,132	7,232
Custody fees	23,877	14,977	9,550
Fund accounting fees	16,186	16,456	14,128
Audit fees	7,844	9,728	8,164
Legal fees	10,320	12,825	1,073
Organization costs (Note 2)	1,561	—	1,444
Trustees' fees	4,816	6,969	2,030
Shareholder servicing plan fees (Note 4)	41,289	38,471	2,924
Reports to shareholders	4,699	8,962	1,426
Registration expense	11,214	8,804	9,278
Interest expense	2,828	22,807	190
Insurance expense	885	2,029	86
Miscellaneous	3,833	5,456	1,580
Total expenses	408,348	453,351	92,427
Plus: Expenses recouped (Note 3)	2,323	—	—
Less: Fees waived and expenses absorbed (Note 3)	—	—	(46,069)
Net expenses	410,671	453,351	46,358
Net investment income (loss)	(59,788)	316,031	31,188
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	1,303,360	3,953,452	(5,980)
Foreign currency	(91,885)	(8,935)	(18,517)
Change in unrealized appreciation (depreciation) on:
Investments	10,968,035	8,139,146	1,124,048
Foreign currency	(11,528)	162	100
Net realized and unrealized gain on investments and foreign currency	12,167,982	12,083,825	1,099,651
Net increase in net assets resulting from operations	$12,108,194	$12,399,856	$1,130,839

* Net of foreign tax withheld of $29,683 for Alternative Energy Fund, $39,623 for Asia Focus Fund and $3,594 for the Asia Pacific Dividend Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2007 (Unaudited)

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Investment Income
Income
Dividends*	$2,774,997	$485,809	$299,473
Interest	30,059	2,060	19,423
Total income	2,805,056	487,869	318,896
Expenses
Advisory fees (Note 3)	771,492	214,568	162,218
Administration fees (Note 3)	63,369	14,305	9,996
Transfer agent fees	60,462	45,448	41,111
Custody fees	30,252	14,915	3,515
Fund accounting fees	28,031	17,022	13,145
Audit fees	10,230	10,393	10,077
Legal fees	34,737	11,598	9,167
Trustees' fees	14,037	5,060	9,556
Shareholder servicing plan fees (Note 4)	94,445	33,558	24,741
Reports to shareholders	18,579	13,759	14,684
Registration expense	9,291	9,908	9,093
Interest expense	3,265	10,560	603
Insurance expense	6,456	3,448	1,821
Miscellaneous	13,988	7,752	4,357
Total expenses	1,158,634	412,294	314,084
Plus: Expenses recouped (Note 3)	—	2,549	—
Less: Fees waived and expenses absorbed (Note 3)	—	—	(125)
Net expenses	1,158,634	414,843	313,959
Net investment income	1,646,422	73,026	4,937
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	4,123	2,295,860	2,358,698
Foreign currency	5,924	(14,368)	(532)
Change in unrealized appreciation on:
Investments	37,061,021	7,578,124	4,402,358
Foreign currency	3,498	2,002	279
Net realized and unrealized gain on investments and foreign currency	37,074,566	9,861,618	6,760,803
Net increase in net assets resulting from operations	$38,720,988	$9,934,644	$6,765,740

* Net of foreign tax withheld of $0 for China & Hong Kong Fund, $36,363 for Global Energy Fund and $21,731 for the Global Innovators Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Six Months Ended June 30, 2007*	March 31, 2006# through December 31, 2006	Six Months Ended June 30, 2007*	Year Ended December 31, 2006	Six Months Ended June 30, 2007*	March 31, 2006# through December 31, 2006
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$(59,788)	$(144,759)	$316,031	$719,391	$31,188	$17,309
Net realized gain (loss) on:
Investments	1,303,360	(286,525)	3,953,452	14,472,198	(5,980)	(22,544)
Foreign currency	(91,885)	(49,988)	(8,935)	3,852	(18,517)	(3,282)
Change in net unrealized appreciation (depreciation) on:
Investments	10,968,035	(1,529,059)	8,139,146	(3,158,169)	1,124,048	80,409
Foreign currency	(11,528)	5	162	(843)	100	(11)
Net increase in net assets resulting from operations	12,108,194	(2,010,326)	12,399,856	12,036,429	1,130,839	71,881
Distributions to shareholders
From net investment income	—	—	—	(710,741)	(37,075)	(15,132)
From net realized gain	—	—	—	—	—	—
Decrease in net assets from distributions	—	—	—	(710,741)	(37,075)	(15,132)
Capital share transactions
Proceeds from shares sold	92,259,471	24,624,826	6,880,447	26,349,696	17,726,725	1,608,465
Proceeds from shares reinvested	—	—	—	685,617	35,633	14,632
Cost of shares redeemed	(13,009,027)	(6,968,508)	(9,509,113)	(25,714,104)	(406,582)	(542,943)
Redemption fee proceeds (Note 3)	28,670	17,740	11,075	105,032	238	1,035
Net increase from capital share transactions	79,279,114	17,674,058	(2,617,591)	1,426,241	17,356,014	1,081,189
Total increase in net assets	91,387,308	15,663,732	9,782,265	12,751,929	18,449,778	1,137,938
Net assets
Beginning of period	15,663,732	—	49,279,938	36,528,009	1,137,938	—
End of period	$107,051,040	$15,663,732	$59,062,203	$49,279,938	$19,587,716	$1,137,938
Accumulated net investment income (loss)	$(116,931)	$(57,143)	$312,093	$(3,938)	$(5,916)	$(632)
Capital share activity
Shares sold	6,718,683	1,988,420	381,881	1,883,119	1,154,112	128,257
Shares issued on reinvestment	—	—	—	43,726	2,218	1,237
Shares redeemed	(968,592)	(622,920)	(539,790)	(1,908,625)	(27,637)	(45,602)
Net increase (decrease) in shares outstanding	5,750,091	1,365,500	(157,909)	18,220	1,128,693	83,892

* Unaudited.

# Commencement of operations.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Six Months Ended June 30, 2007*	Year Ended December 31, 2006	Six Months Ended June 30, 2007*	Year Ended December 31, 2006	Six Months Ended June 30, 2007*	Year Ended December 31, 2006
Increase (decrease) in net assets from:
Operations
Net investment income	$1,646,422	$2,464,238	$73,026	$37,107	$4,937	$32,253
Net realized gain (loss) on:
Investments	4,123	39,656,354	2,295,860	5,090,808	2,358,698	4,513,701
Foreign currency	5,924	(6,011)	(14,368)	(97,532)	(532)	(1,863)
Change in net unrealized appreciation (depreciation) on:
Investments	37,061,021	(701,396)	7,578,124	1,659,735	4,402,358	1,768,758
Foreign currency	3,498	123	2,002	2,087	279	380
Net increase in net assets resulting from operations	38,720,988	41,413,308	9,934,644	6,692,205	6,765,740	6,313,229
Distributions to shareholders
From net investment income	—	(53,575)	—	(525,608)	—	—
From net realized gain	—	—	—	(3,372,424)	—	—
Decrease in net assets from distributions	—	(53,575)	—	(3,898,032)	—	—
Capital share transactions
Proceeds from shares sold	20,341,623	16,755,268	8,466,506	57,559,663	17,213,038	4,754,293
Proceeds from shares reinvested	—	52,062	—	3,620,028	—	—
Cost of shares redeemed	(19,384,831)	(26,229,433)	(22,099,938)	(97,775,898)	(3,937,014)	(8,112,735)
Redemption fee proceeds (Note 3)	17,251	14,361	3,152	53,811	4,210	534
Net increase (decrease) from capital share transactions	974,043	(9,407,742)	(13,630,280)	(36,542,396)	13,280,234	(3,357,908)
Total increase (decrease) in net assets	39,695,031	31,951,991	(3,695,636)	(33,748,223)	20,045,974	2,955,321
Net assets
Beginning of period	142,978,678	111,026,687	64,990,461	98,738,684	39,321,925	36,366,604
End of period	$182,673,709	$142,978,678	$61,294,825	$64,990,461	$59,367,899	$39,321,925
Accumulated net investment income (loss)	$3,947,465	$2,301,043	$(462,519)	$(535,545)	$4,872	$(65)
Capital share activity
Shares sold	688,204	753,713	304,766	2,129,926	855,382	277,904
Shares issued on reinvestment	—	2,122	—	137,181	—	—
Shares redeemed	(670,993)	(1,208,738)	(848,628)	(3,733,778)	(207,048)	(493,563)
Net increase (decrease) in shares outstanding	17,211	(452,903)	(543,862)	(1,466,671)	648,334	(215,659)

* Unaudited.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Alternative Energy Fund	Six Months Ended June 30, 2007(1)		March 31, 2006(2) Through December 31, 2006
Net asset value, beginning of period	$11.47		$12.50
Income from investment operations:
Net investment income (loss)	0.03		(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	3.54		(0.93)
Total from investment operations	3.57		(1.04)
Redemption fee proceeds	—	(3)	0.01
Net asset value, end of period	$15.04		$11.47
Total return	31.12	%(4)	(8.24	)%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$107.1		$15.7
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.70%		2.60	%(5)
After fees waived/expenses recouped	1.71%		1.98	%(5)
Ratio of net investment loss to average net assets:
Before fees waived/expenses recouped	(0.24)%		(2.18	)%(5)
After fees waived/expenses recouped	(0.25)%		(1.56	)%(5)
Portfolio turnover rate	15.79	%(4)	21.71	%(4)

(1)  Unaudited.

(2)  Commencement of Operations.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2007 (1)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$16.60		$12.38	$10.40	$9.51	$5.80	$6.18
Income from investment operations:
Net investment income (loss)	0.11		0.24	0.16	0.06	0.06	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	4.31		4.18	2.00	0.89	3.61	(0.37)
Total from investment operations	4.42		4.42	2.16	0.95	3.67	(0.42)
Less distributions:
From net investment income	—		(0.24)	(0.18)	(0.06)	—	—
Total distributions	—		(0.24)	(0.18)	(0.06)	—	—
Redemption fee proceeds	—	(2)	0.04	— (2)	— (2)	0.04	0.04
Net asset value, end of period	$21.02		$16.60	$12.38	$10.40	$9.51	$5.80
Total return	26.63	%(3)	36.15%	20.83%	10.01%	63.97%	(6.15)%
Ratios/supplemental data:
Net assets, end of period (millions)	$59.1		$49.3	$36.5	$30.6	$36.2	$16.5
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.78%		1.84%	1.81%	2.04%	2.16%	2.62%
After fees waived/expenses recouped	1.78%		1.84%	1.87%	1.98%	1.95%	1.98%
Ratio of net investment income (loss) to average net assets:
Before fees waived/expenses recouped	1.24%		1.48%	1.47%	0.51%	0.75%	(1.26)%
After fees waived/expenses recouped	1.24%		1.48%	1.41%	0.57%	0.96%	(0.62)%
Portfolio turnover rate	19.98	%(3)	95.68%	18.25%	32.41%	114.90%	188.96%

(1)  Unaudited.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Asia Pacific Dividend Fund	Six Months Ended June 30, 2007(1)		March 31, 2006(2) Through December 31, 2006
Net asset value, beginning of period	$13.56		$12.50
Income from investment operations:
Net investment income	0.07		0.25
Net realized and unrealized gain on investments and foreign currency	2.56		1.03
Total from investment operations	2.63		1.28
Less distributions:
From net investment income	(0.04)		(0.23)
Total distributions	(0.04)		(0.23)
Redemption fee proceeds	—	(3)	0.01
Net asset value, end of period	$16.15		$13.56
Total return	19.41	%(4)	10.59	%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$19.6		$1.1
Ratio of expenses to average net assets:
Before fees waived	3.97%		17.86	%(5)
After fees waived	1.98%		1.98	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.66)%		(13.02	)%(5)
After fees waived	1.33%		2.86	%(5)
Portfolio turnover rate	7.06	%(4)	34.12	%(4)

(1)  Unaudited.

(2)  Commencement of Operations.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2007(1)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$26.48		$18.97	$18.57	$16.81	$10.17	$11.67
Income from investment operations:
Net investment income	0.30		0.43	0.37	0.25	0.20	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	6.94		7.09	0.86	1.78	6.44	(1.66)
Total from investment operations	7.24		7.52	1.23	2.03	6.64	(1.53)
Less distributions:
From net investment income	—		(0.01)	(0.83)	(0.27)	—	—
Total distributions	—		(0.01)	(0.83)	(0.27)	—	—
Redemption fee proceeds	—	(2)	— (2)	— (2)	— (2)	— (2)	0.03
Net asset value, end of period	$33.72		$26.48	$18.97	$18.57	$16.81	$10.17
Total return	27.34	%(3)	39.65%	6.61%	12.16%	65.29%	(12.85)%
Ratios/supplemental data:
Net assets, end of period (millions)	$182.7		$143.0	$111.0	$112.3	$116.5	$56.9
Ratio of expenses to average net assets	1.50%		1.59%	1.63%	1.67%	1.81%	2.02%
Ratio of net investment income to average net assets	2.13%		2.01%	1.74%	1.26%	2.01%	1.08%
Portfolio turnover rate	5.78	%(3)	64.81%	12.51%	15.37%	28.57%	60.95%

(1)  Unaudited.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,		June 30, 2004(2) Through
Global Energy Fund	June 30, 2007(1)		2006	2005	December 31, 2004
Net asset value, beginning of period	$25.54		$24.62	$15.25	$12.50
Income from investment operations:
Net investment income (loss)	(0.02)		0.01	(0.02)	—	(3)
Net realized and unrealized gain on investments and foreign currency	5.12		2.44	9.75	2.70
Total from investment operations	5.10		2.45	9.73	2.70
Less distributions:
From net investment income	—		(0.21)	—	—
From net realized gain	—		(1.34)	(0.39)	—
Total distributions	—		(1.55)	(0.39)	—
Redemption fee proceeds	—	(3)	0.02	0.03	0.05
Net asset value, end of period	$30.64		$25.54	$24.62	$15.25
Total return	19.97	%(4)	9.85%	63.92%	22.00	%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$61.3		$65.0	$98.7	$1.6
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.44%		1.38%	1.50%	17.36	%(5)
After fees waived/expenses recouped	1.45%		1.45%	1.45%	1.45	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived/expenses recouped	0.26%		0.11%	(0.24)%	(15.84	)%(5)
After fees waived/expenses recouped	0.25%		0.04%	(0.19)%	0.07	%(5)
Portfolio turnover rate	10.46	%(4)	47.22%	89.24%	9.96	%(4)

(1)  Unaudited.

(2)  Commencement of Operations.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Innovators Fund	June 30, 2007(1)		2006	2005		2004		2003		2002
Net asset value, beginning of period	$17.98		$15.14	$13.54		$12.21		$8.98		$13.04
Income from investment operations:
Net investment income (loss)	—		0.01	(0.05)		(0.02)		(0.08)		(0.08)
Net realized and unrealized gain (loss) on investments	2.96		2.83	1.65		1.35		3.31		(3.98)
Total from investment operations	2.96		2.84	1.60		1.33		3.23		(4.06)
Redemption fee proceeds	—	(2)	— (2)	—	(2)	—	(2)	—	(2)	— (2)
Net asset value, end of period	$20.94		$17.98	$15.14		$13.54		$12.21		$8.98
Total return	16.46	%(4)	18.76%	11.82	%(3)	10.89%		35.97%		(31.13)%
Ratios/supplemental data:
Net assets, end of period (millions)	$59.4		$39.3	$36.4		$42.1		$49.8		$45.9
Ratio of expenses to average net assets:
Before fees waived	1.45%		1.64%	1.66%		1.68%		1.76%		2.03%
After fees waived	1.45%		1.55%	1.66	%(3)	1.68	%(3)	1.56	%(3)	1.35%
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.02%		(0.00)%	(0.32)%		(0.17)%		(0.90)%		(1.34)%
After fees waived	0.02%		0.09%	(0.32)%		(0.17)%		(0.70)%		(0.66)%
Portfolio turnover rate	9.72	%(4)	36.53%	27.75%		50.57%		0.00%		54.15%

(1)  Unaudited.

(2)  Amount represents less than $0.01 per share.

(3)  The Fund's total operating expense was limited at 1.88% from 4/23/03 to 10/31/05. It was limited to 1.35% prior to 4/26/03.

(4)  Not annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. Currently, the Trust offers six separate series all of whose long-term objective is capital appreciation: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund") and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004 and the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006.

The Alternative Energy Fund and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund and Global Innovators Fund's investment objective is long-term capital appreciation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 6 for further information on Forward Contracts in each Fund.

C.  Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Funds' investments. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

G.  Organization Costs. In accordance with Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, organization costs for the Alternative Energy Fund and the Asia Pacific Dividend Fund, which commenced operations on March 31, 2006, were expensed as incurred. Offering costs are deferred and amortized over twelve months on a straight-line basis.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Indemnifications. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Pacific Dividend Fund	1.00%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Pacific Dividend Fund	1.98%
Asia Focus Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2007, the Advisor waived fees and absorbed expenses of $46,069 and $125 in the Asia Pacific Dividend Fund and the Global Innovators Fund, respectively. The Advisor recovered previously waived expenses of $2,323 and $2,549 from the Alternative Energy Fund and Global Energy Fund during the six months ended June 30, 2007.

At June 30, 2007, the Advisor may recapture a portion of the following amounts that has been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Funds:	December 31, 2008	December 31, 2009	December 31, 2010	Total
Alternative Energy Fund	$—	$54,687	$—	$54,687
Asia Pacific Dividend Fund	$—	$95,970	$46,069	$142,039
Global Energy Fund	$12,444	$—	$—	$12,444
Global Innovators Fund	$590	$32,356	$125	$33,071

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals.

During the six months ended June 30, 2007, the following Administration fees were incurred:

Alternative Energy Fund	$23,747
Asia Focus Fund	25,430
Asia Pacific Dividend Fund	9,917
China & Hong Kong Fund	63,369
Global Energy Fund	14,305
Global Innovators Fund	9,996

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

Investors Bank & Trust Company (State Street Bank & Trust, effective July 2, 2007) is the Funds' Custodian and Fund Accounting Agent. U.S. Bancorp Fund Services, LLC is the Funds' Transfer agent.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

During the six months ended June 30, 2007, the change in the value of the phantom share account included unrealized appreciation were as follows:

Alternative Energy Fund	$1,289
Asia Focus Fund	$4,220
Asia Pacific Dividend Fund	$890
China & Hong Kong Fund	$5,487
Global Energy Fund	$562
Global Innovators Fund	$7,277

Certain officers of the Funds are also officers and/or Directors of the Advisor, Administrator and another party providing the services of the Funds' Chief Compliance Officer ("CCO"). None of these officers are compensated directly by the Funds.

During the six months ended June 30, 2007, the following fees were paid for the services of the CCO:

Alternative Energy Fund	$3,160
Asia Focus Fund	$4,370
Asia Pacific Dividend Fund	$162
China & Hong Kong Fund	$13,146
Global Energy Fund	$5,131
Global Innovators Fund	$3,636

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares service by shareholder servicing agents who provide administrative and support services to their customers.

During the six months ended June 30, 2007, the following fees were paid to the shareholder servicing agents:

Alternative Energy Fund	$41,289
Asia Focus Fund	$38,471
Asia Pacific Dividend Fund	$2,924
China & Hong Kong Fund	$94,444
Global Energy Fund	$33,558
Global Innovators Fund	$24,741

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2007, excluding short-term investments, to indicate the volume of transactions in each Fund.

Fund	Purchases	Sales
Alternative Energy Fund	$79,452,536	$7,776,232
Asia Focus Fund	10,302,501	12,626,002
Asia Pacific Dividend Fund	16,733,970	370,951
China & Hong Kong Fund	13,347,205	8,849,978
Global Energy Fund	6,139,263	19,430,816
Global Innovators Fund	17,524,233	4,254,438

The Funds did not purchase U.S. Government securities as a part of the long-term investment strategy during the six months ended June 30, 2007.

Note 6

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at June 30, 2007 were as follows:

Funds	Currency	Amount	Currency Receivable (Deliverable)	Delivery Date	Unrealized Gain/(Loss)
Alternative Energy Fund	US$	$91,676	Australian Dollar (108,134)	07/02/07	$151
Alternative Energy Fund	US$	$55,915	Canadian Dollar (59,577)	07/03/07	$(163)
Alternative Energy Fund	US$	$256,735	Danish Krone (1,411,618)	07/02/07	$1,400
Alternative Energy Fund	US$	$1,441,813	Euro (1,065,248)	07/02/07	$7,670
Alternative Energy Fund	US$	$445,150	GBP (221,677)	07/02/07	$1,308
					$10,366

The Asia Focus Fund, the Asia Pacific Dividend Fund, the China & Hong Kong Fund, the Global Energy Fund and the Global Innovators Fund, did not have any outstanding forward contracts as of June 30, 2007.

Note 7

Tax Matters

As of December 31, 2006, the tax basis of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Cost of investment for tax purposes	$16,804,428	$39,823,233	$997,312	$100,847,862	$55,136,060	$30,804,082
Gross tax unrealized appreciation	1,315,566	11,024,502	148,783	44,069,916	11,138,159	8,577,500
Gross tax unrealized (depreciation)	(2,844,630)	(1,576,993)	(74,572)	(4,804,449)	(3,928,437)	(1,109,586)
Net tax unrealized appreciation (depreciation) on investment	(1,529,064)	9,447,509	74,211	39,265,467	7,209,722	7,467,914
Net tax appreciation on derivatives and foreign-currency denominated assets and liabilities	5	2,086	(11)	5	(1,581)	380
Net tax unrealized appreciation**	$(1,529,059)	$9,449,595	$74,200	$39,265,472	$7,208,141	$7,468,294
Undistributed net ordinary income***	—	25,211	—	2,832,031	90,223	41,777
Undistributed Long-Term Capital Gains	—	—	—	656,425	1,418,567	—
Post October loss*	(146,472)	—	(1,163)	(1,905,287)	(17,583)	—
Capital loss carryforward	(196,436)	(12,100,757)	(15,170)	—	—	(48,872,665)
Capital loss carryforward limitation	—	(651,429)	—	(1,641,545)	—	(2,235,846)
Other accumulated gain/(loss)	(755)	(27,235)	(645)	(51,769)	(6,409)	(41,842)
Total accumulated gain/(loss)	$(1,872,722)	$(3,304,615)	$57,222	$39,155,327	$8,692,939	$(43,640,282)

*  Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

**  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) market to market adjustments.

***  The differences between book-basis and tax basis undistributed net ordinary income is attributed to deferred compensation.

Because tax adjustments are calculated annually, the above table reflects the components of distributable earning at the Fund's previous fiscal year end.

As of December 31, 2006, the following funds have capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2007	$—	$(8,668,574)	$—	$—	$—	$—
2008	—	—	—	—	—	—
2009	—	(2,794,130)	—	—	—	(15,766,402)
2010	—	(638,053)	—	—	—	(19,915,748)
2011	—	—	—	—	—	(8,376,172)
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
2014	(196,436)	—	(15,170)	—	—	(4,814,343
Total	$(196,436)	$(12,100,757)	$(15,170)	$—	$—	$(48,872,665)

For the Asia Focus Fund, $651,429 of capital loss carryover related to the acquisition of the Asia New Economy Fund on January 25, 2002 is remaining to be recognized over the next three years. This amount is subject to an annual limitation of $217,143 under tax rules.

For the China & Hong Kong Fund, $1,641,545 of capital loss carryover related to the acquisition of the Investec Mainland China Fund on April 23, 2003 is remaining to be recognized over the next four years. This amount is subject to an annual limitation of $425,792 over the next three years and $364,169 on the fourth year under tax rules.

For the Global Innovators Fund, $2,235,846 of capital loss carryover related to the acquisitions of the Investec Internet.com Fund and the Wireless World Fund on January 25, 2002 is remaining to be recognized over the next three years. The amount is subject to an annual limitation of $798,362 over the next two years and $559,122 on the third year under tax rules.

Note 8

Line of Credit

The Trust has a secured $5,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.75% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The average interest rate charged and the average outstanding loan payable to Investors Bank & Trust for the six months ended June 30, 2007 was as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
Alternative Energy Fund	6.00%	$93,755
Asia Focus Fund	6.00%	$756,773
Asia Pacific Dividend Fund	6.00%	$6,124
China & Hong Kong Fund	6.00%	$104,857
Global Energy Fund	6.00%	$334,541
Global Innovators Fund	6.00%	$18,456

Note 9

Accounting Pronouncements

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

In December, 2005, the Financial Accounting Standards Board ("FASB") released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Funds' net assets or results of operations.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Board Consideration of and Continuation of the Trust's Investment Advisory Agreement

At an in-person meeting held on May 4, 2007, the Board of Trustees (the "Trustees" or the "Board") of the Trust considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, Asia Pacific Dividend Fund, the China & Hong Kong Fund, the Global Energy Fund and the Global Innovators Fund, and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and counsel to the Trustees who are not "interested persons" (as defined by the 1940 Act), of the Trust (the "Independent Trustees"), their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain all information relevant to their consideration thereof. The Board discussed the fees payable by each relevant Fund under the Agreement, the duties of the Trustees under, and the fiduciary standards established by, Section 36(b) of the 1940 Act, the legislative history of the amendments to the 1940 Act, the history of management fee standards and regulations, positions taken thereon by the Securities and Exchange Commission and Congress, the criteria generally considered in evaluating the reasonableness of fees, and lawsuits illustrating the courts' application and interpretation of the applicable fiduciary standards.

The Trustees reviewed information concerning the historical performance of each relevant Fund and each such Fund's comparison funds, the annualized expense ratios as a percentage of average net assets of each fund in the comparison group, historical expense ratio comparisons, and certain financial information about the Advisor, including the profitability of these Funds to the Adviser. The Trustees also discussed with counsel to the Trust the comparability criteria for the Funds and the funds comprising the comparison groups. The Board also discussed the Advisor's profitability and the firm's retention of key personnel.

After the Independent Trustees had met with their counsel in executive session, the full Board made the following determinations with respect to the relevant Funds.

Alternative Energy Fund. The Board compared the Alternative Energy Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of fourteen similar mutual funds and considered the fact that the fee was higher than the median advisory fee of 0.80% for the peer group and higher than the 0.81% average fee. The Board also compared the Fund's total annual expense ratio of 1.98% to the peer group median and average of 1.31% and considered the fact that the Advisor was willing to waive its fees and reimburse expenses if the Fund's expenses exceeded 1.98% through June 30, 2008. The Board also considered the fact that, at approximately $16 million in assets, the Fund was considerably smaller than the funds in its peer group, which ranged from approximately $12 million in assets to $1.96 billion in assets, with an average of $520 million. The Board then compared the Fund's performance for the three-months, six-months, nine-months and one-year ended March 31, 2007 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median and average performance of the peer group of similarly managed funds for the three-month, six-month and nine-month periods.

Having concluded that: (1) the Alternative Energy Fund's advisory fees were higher than the range of fees charged to comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively small size; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2008 would provide stability to the Fund's expenses during that period; and (4) the Fund had outperformed its peers based on the median and average performance for the three-month, six-month and nine-month periods; the Board determined that it was in the best interests of the Alternative Energy Fund's shareholders to approve the continuation of the Agreement.

Asia Focus Fund. The Board compared the Asia Focus Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of eight similar mutual funds and considered the fact that the fee was higher than the median advisory fee of 0.80% for the peer group and higher than the 0.85% average fee. The Board also compared the Fund's total annual expense ratio of 1.84% to the peer group median of 1.32% and the average of 1.40% and considered the fact that the Advisor was willing to waive its fees and reimburse expenses if the Fund's expenses exceeded 1.98% through June 30, 2008. The Board also considered the fact that, at approximately $49 million in assets, the Fund was considerably smaller than all but one of the funds in its peer group, which ranged from approximately $21 million in assets to $1.62 billion in assets, with an average of $748 million. The Board then compared the Fund's performance for the three-months, one-year, three-years and five-years ended March 31, 2007 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median and average performance of the peer group for the one-year and five-year periods and slightly underperformed the peer group of similarly managed funds for the three-year period. The Board also considered the additional staff retained by the Advisor during the past year.

Having concluded that: (1) the Asia Focus Fund's advisory fees were higher than the range of fees charged to comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively small size; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2008 would provide stability to the Fund's expenses during that period; (4) the Fund had outperformed its peers based on the median performance during the one-year and five-year periods; and (5) the Advisor retained additional staff during the year; the Board determined that it was in the best interests of the Asia Focus Fund's shareholders to approve the continuation of the Agreement.

Asia Pacific Dividend Fund. The Board compared the Asia Pacific Dividend Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of five similar mutual funds and considered the fact that the fee was at the median advisory fee of 1.00% for the peer group and higher than the 0.92% average fee. The Board also compared the Fund's total annual expense ratio of 1.98% to the peer group median of 1.59% and the average of 1.53% and considered the fact that the Advisor was willing to waive its fees and reimburse expenses if the Fund's expenses exceeded 1.98% through June 30, 2008. The Board also considered the fact that, at approximately $1 million in assets, the Fund was the smallest in its peer group, which ranged from approximately $1 million in assets to $1.01 billion in assets, with an average of $334 million. The Board then compared the Fund's performance for the three-months, six-months, nine-months and one-year ended March 31, 2007 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median and average performance of the peer group for the six-month, nine-month and one-year periods.

Having concluded that: (1) the Asia Pacific Dividend Fund's advisory fees were equal to the median charged to comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively small size; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2008 would provide stability to the Fund's expenses during that period; and (4) the Fund had outperformed its peers based on the median and average performance during the six-month, nine-month and one-year periods; the Board determined that it was in the best interests of the Asia Pacific Dividend Fund's shareholders to approve the continuation of the Agreement.

China & Hong Kong Fund. The Board compared the China & Hong Kong Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of six similar mutual funds and considered the fact that the fee was slightly higher than the median advisory fee of 0.98% and the same as the average fee of 1.00%. The Board also compared the Fund's total annual expense ratio of 1.59% to the peer group median of 1.54% and the average of 1.59% and considered the fact that the Advisor was willing, through June 30, 2008, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.98%. The Board also considered the fact that, at approximately $143 million in assets, the Fund's assets are slightly higher than the median of the funds in its peer group, which ranged from approximately $6 million in assets to $587 million in assets, with an average of $127 million. The Board then compared the Fund's performance for the one-year, three-years, five-years and ten-years ended March 31, 2007 to that of the peer group for the same periods and considered the fact that the Fund's performance for the three-year and ten-year periods equaled the median performance of the peer group and slightly underperformed the peer group of similarly-managed funds for the one-year and five-year periods.

Having concluded that: (1) the China & Hong Kong Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were the same as the average of its peers; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2008 would provide stability to the Fund's expenses during that period; and (4) the Fund had equaled the median performance of its peers during the past three-year and ten-year periods; the Board determined that it was in the best interests of the China & Hong Kong Fund's shareholders to approve the continuation of the Agreement.

Global Energy Fund. The Board compared the Global Energy Fund's 0.75% annual advisory fee to comparable fees charged to an independently-selected peer group of fourteen similar mutual funds and considered the fact that the fee was below the median advisory fee of 0.80% and below the average fee of 0.81%. The Board also compared the Fund's total annual expense ratio of 1.45% to the peer group median and average of 1.31% and considered the fact that the Advisor was willing, through June 30, 2008, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.45%. The Board also considered the fact that, at approximately $65 million in assets, the Fund was relatively smaller in its peer group, which ranged from approximately $12 million in assets to $1.96 billion in assets, with an average of $520 million. The Board then compared the Fund's performance for the three-months, six-months, nine-months and one-year ended March 31, 2007 to that of the peer group for the same periods and considered the fact that the Fund underperformed the median performance of the peer group of similarly-managed funds.

Having concluded that: (1) the Global Energy Fund's advisory fees were below the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were slightly higher than the median and average of the funds in its peer group; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2008 would provide stability to the Fund's expenses during that period; and (4) the fact that the Fund had underperformed its peers; the Board determined that it was in the best interest of the Global Energy Fund's shareholders to approve the continuation of the Agreement.

Global Innovators Fund. The Board then compared the Global Innovators Fund's 0.75% annual advisory fee to comparable fees charged to an independently-selected peer group of nine similar mutual funds and considered the fact that the fee was the same as the median advisory fee of 0.75% and below the average fee of 0.80%. The Board also compared the Fund's total annual expense ratio of 1.55% to the peer group median of 1.40% and the average of 1.27% and considered the fact that the Advisor was willing, through June 30, 2008, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.55%. The Board also considered the fact that, at approximately $39 million in assets, the Fund was somewhat smaller than the median asset size of $56 million and the average asset size of $51 million. The Board then compared the Fund's performance for the three-months, one-year, three-years and five-years ended March 31, 2007 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median and average performance of the peer group of similarly-managed funds for the one-year, three-year and five-year periods.

Having concluded that: (1) the Global Innovators Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were higher than all but two of the funds in its peer group; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2008 would provide stability to the Fund's expenses during that period; and (4) the fact that the Fund had outperformed its peers during the one-year, three-year and five-year periods; the Board determined that it was in the best interests of the Global Innovators Fund's shareholders to approve the continuation of the Agreement.

Privacy Notice

Guinness Atkinson Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness Atkinson Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness Atkinson Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: mail@gafunds.com

Guinness Atkinson Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095

.

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)          The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By (Signature and Title)	/s/ James J. Atkinson
James J. Atkinson, Jr., President

Date	8/31/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James J. Atkinson
James J. Atkinson, Jr., President

Date	8/31/2007

By (Signature and Title)	/s/ Michael Ricks
Michael Ricks, Treasurer

Date	8/30/2007